SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                              KOMAG, INCORPORATED
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) or Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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     to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                               KOMAG, INCORPORATED
                             1704 Automation Parkway
                           San Jose, California 95131

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 14, 1997

         The annual meeting of stockholders (the "Annual Meeting" of Komag, Incorporated (the "Company")) will be held at Komag, Incorporated, Building 9, 1705 Automation Parkway, San Jose, California, 95131 on Wednesday, May 14, 1997, at 10:00 a.m. for the following purposes:


         1.       To elect the Board of Directors for the following year.

         2. To approve a series of amendments to the Company's Restated 1987 Stock Option Plan, including an increase in the maximum number of shares of Common Stock authorized for issuance over the term of the Option Plan from 15,640,000 to 18,140,000 shares.

         3. To approve an amendment to the Company's 1988 Employee Stock Purchase Plan to increase the number of shares issuable thereunder by 750,000 shares and extend the term of the Plan through December 31, 2001.

         4. To approve an amendment to the bonus formula in effect under the Company's Management Bonus Plan.

         5. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 28, 1997.

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Stockholders of record at the close of business on March 17, 1997 will be entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company. Whether or not you plan to attend the Annual Meeting in person, please sign, date and return the enclosed proxy in the reply envelope provided. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy will assist us in preparing for the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    Stephen C. Johnson,
                                    President and Chief Executive Officer

                                    Tu Chen,
                                    Chairman of the Board
San Jose, California
April 4, 1997

                               KOMAG, INCORPORATED
                             1704 Automation Parkway
                           San Jose, California 95131


                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 14, 1997


                                     GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of Komag, Incorporated, a Delaware corporation (the "Company"), for use at the Annual Meeting to be held on May 14, 1997. The Annual Meeting will begin at 10:00 a.m. at Komag, Incorporated, Building 9, 1705 Automation Parkway, San Jose, CA 95131. Stockholders of record on March 17, 1997 will be entitled to notice of and to vote at the Annual Meeting.

         This Proxy Statement and accompanying proxy (the "Proxy") were first mailed to stockholders on or about April 7, 1997.

Voting

         On March 17, 1997, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 51,888,768 shares of Common Stock outstanding. Each stockholder is entitled to one (1) vote for each share of Common Stock held by such stockholder. Directors will be elected by a plurality vote. Other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of the shares present or represented and entitled to vote on each such matter. Abstentions with respect to any matter other than the election of directors are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained. Each stockholder voting for the election of directors may cumulate such stockholder's vote. Under cumulative voting, a stockholder is allowed one (1) vote per share multiplied by the number of directors to be elected (nine (9) at this meeting) and may cast such cumulative total for one
(1) nominee or may distribute such number among as many nominees as such stockholder chooses.

Revocability of Proxies

         Any person giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 1704 Automation Parkway, San Jose, California, 95131, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Solicitation

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward these solicitation materials to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                  ITEM NO. 1 --
                              ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the Board of Directors shall be comprised of between eight (8) and twelve (12) directors, with the exact number to be fixed by the Board. The currently authorized number is nine (9) directors. At the Annual Meeting, nine (9) directors will be elected to serve until the Company's next Annual Meeting and until their successors are elected and qualified. The Board of Directors has selected nine (9) nominees, all of whom are current directors of the Company.

         Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below. The nine (9) candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company.

Recommendation of the Board of Directors

         The Board of Directors recommends that the stockholders vote FOR the election of each of the following nominees to serve as directors of the Company for the ensuing year until the next Annual Meeting at which time their successors are elected and qualified.

Directors and Nominees

         Set forth below is  information  regarding  the directors and nominees, including  information  furnished by them as to principal  occupations,  certain other  directorships held by them, any arrangements  pursuant to which they were selected as directors or nominees and their ages as of March 17, 1997.
                                                                                                       Year
                                                                                                       First
                                                Principal                                             Elected
         Name                                  Occupation                                   Age       Director
         ----                                  ----------                                   ---       --------

Tu Chen(1)(2).....................  Chairman of the Board of the Company                    62           1983

Stephen C. Johnson(1)(2)..........  President and Chief Executive Officer of the            54           1983
                                    Company

Craig R. Barrett(4)(5)............  Executive Vice President and                            57           1989
                                    Chief Operating Officer, Intel Corporation

                                       2

Chris A. Eyre(1)(3)...............  Private Investor                                        50           1983

Irwin Federman(4)(5)..............  General Partner, U.S. Venture Partners                  61           1983

George A. Neil(1)(3)..............  Senior Vice President, Asahi Glass America, Inc.        59           1994

Max Palevsky(4)(5)................  Private Investor                                        72           1984

Anthony Sun(3)....................  General Partner, Venrock Associates                     44           1983

Masayoshi Takebayashi(1)(4).......  President, Chief Executive Officer,                     61           1992
                                    Kobe Precision, Incorporated

(1)      Member of the Nominating Committee.
(2)      Member of the Special Stock Option Plan Administration Committee.
(3)      Member of the Audit Committee.
(4)      Member of the Compensation Committee.
(5)      Member of the Primary Stock Option Plan Committee.

Business Experience of Directors and Nominees

         Dr. Chen is a founder of the Company and has served as Chairman of the Board of the Company from its inception in June 1983. From 1971 to June 1983, he was a Member, Research Staff and principal scientist at Xerox Corporation's Palo Alto Research Center. From 1968 to 1971, Dr. Chen was employed as a research scientist for Northrop Corp. Dr. Chen is a director of Asahi Komag Co., Ltd. and Headway Technologies, Incorporated.

         Mr. Johnson is a founder of the Company and has served as President, Chief Executive Officer and a director of the Company since September 1983. Mr. Johnson is a director of Komag Overseas, Ltd., Asahi Komag Co. Ltd., Komag Material Technology, Incorporated, Dastek Holding Company, Dastek (M) Sdn. Bhd., 3COM Corporation and Uniphase Corporation. From 1977 to 1983, Mr. Johnson was an officer of Boschert Incorporated, a manufacturer of switching power supplies, initially as Vice President, Marketing and subsequently as President and Chief Executive Officer.

         Dr. Barrett has served as a director of the Company since April 1989. Since 1974 he has been employed by Intel Corporation in a variety of capacities, currently as a director (elected January 15, 1992) and as Executive Vice President and Chief Operating Officer. From 1989 to 1990, Dr. Barrett was Senior Vice President and General Manager of the Microcomputer Components Group. From 1987 to 1989, he was Senior Vice President and General Manager of the Components Technology and Manufacturing Group, and from 1985 to 1987, he served as Vice President and General Manager of the Components Technology and Manufacturing Group.

         Mr. Eyre has served as a director of the Company since September 1983. Mr. Eyre is a private investor and from 1980 to 1987 served as a general partner of Merrill, Pickard, Anderson & Eyre, a general partnership which manages a series of venture capital partnerships.

         Mr. Federman has served as a director of the Company since September 1983. In April 1990, Mr. Federman joined U.S. Venture Partners, a general partnership which manages a series of venture capital partnerships, as a general partner. From February 1988 to March 1990, Mr. Federman served as Managing
Director of Dillon, Read & Co. Incorporated, an investment banking and securities firm. From 1979 until August 1987, Mr. Federman was President and Chief Executive Officer of Monolithic Memories, Incorporated. Mr. Federman was elected Vice Chairman of the Board of Directors of Advanced Micro Devices, Incorporated ("AMD") when Monolithic Memories merged with AMD, and served in that capacity until January 1988. He is also a director of

Western  Digital   Corporation,   SanDisk   Corporation,   Checkpoint   Software
Technologies, Ltd., and TelCom Semiconductor, Incorporated.

         Mr. Neil has served as Senior Vice President of Asahi Glass America, Incorporated since January 1990. From March 1989 to January 1990, Mr. Neil was a consultant and President for Frenchtown Ceramics, a manufacturer of electronics and industrial ceramics. From August 1988 to July 1990, Mr. Neil was a consultant and President for Thunderbird Technologies, a company specializing in high-speed, low power integrated circuits. From May 1986 to May 1988, Mr. Neil served as Executive Vice President of Ceramic Process Systems, a manufacturer of precision electronic molded ceramics. From October 1961 to May 1986, Mr. Neil served in various management positions with Corning, Incorporated, including Executive Vice President of Iwaki Glass and President of Corning Japan. Mr. Neil was selected as a nominee pursuant to the terms of a Common Stock Purchase Agreement between the Company and Asahi Glass Co., Ltd. (See "Additional Information--Certain Relationships and Related Transactions" below).

         Mr. Palevsky has served as a director of the Company since November 1984. He was a member of the Governing Board of the Institute for Advanced Study, Princeton, New Jersey. Mr. Palevsky retired as a director and Chairman of the Executive Committee of Xerox Corporation in 1972. He is a director of Intel Corporation.

         Mr. Sun has served as a director of the Company since September 1983. Since 1979, he has been associated with Venrock Associates, a venture capital partnership, and has been a general partner since 1980. Mr. Sun is a director of Cognex Corporation, Conductus, Incorporated, Inference Corp., Award Software International, Centura Software Corporation, Fractal Design Corporation, Worldtalk Communications Corporation, and several privately held companies.

         Mr. Takebayashi has served as a director of the Company since May 1992. Since September 1964, he has served in various positions with Kobe Steel, Ltd. and its subsidiaries, most recently as President, Chief Executive Officer of Kobe Precision, Incorporated, a wholly-owned subsidiary of Kobe Steel, Ltd., since January 1988. From January 1986 to December 1988, he was the General Manager, International Marketing and Sales Overseas Department of the Aluminum & Copper Division of Kobe Steel, Ltd. He is a member of the board of directors for Kobe Precision Technology Malaysia, Bhd., and a member of the Board of Directors of Komag Material Technology, Incorporated. Mr. Takebayashi was selected as a nominee pursuant to the terms of a Common Stock Purchase Agreement between the Company and Kobe Steel USA Holdings Incorporated. (See "Additional Information--Certain Relationships and Related Transactions" below.)

Board Committees and Meetings

         During the fiscal year ended December 29, 1996, the Board of Directors held four (4) meetings. During this period, each of the directors, except Mr. Barrett, attended or participated in at least seventy-five percent (75%) of the aggregate number of Board of Directors meetings and committee meetings of the Board on which he served. Mr. Barrett attended two (2) Board of Directors meetings. The Company has five standing committees: an Audit Committee, a Compensation Committee, a Primary Stock Option Plan Committee, a Nominating Committee, and a Special Stock Option Plan Administration Committee.

         The Audit Committee is primarily responsible for approving the services performed by the Company's independent auditors and reviewing reports of the Company's auditors regarding the Company's accounting practices and systems of internal accounting controls. The Audit Committee formally met four (4) times during the last fiscal year. This Committee currently consists of Messrs. Eyre, Neil and Sun.

         The Compensation Committee reviews and approves the Company's general compensation policies and sets compensation levels for the Company's executive officers. This Committee currently consists of Dr. Barrett and Messrs. Federman, Palevsky and Takebayashi. During fiscal 1996, the Compensation Committee formally met two

(2) times. The Compensation Committee also met in January 1997 for discussion of fiscal 1996 and 1997 compensation matters.

         The Primary Stock Option Plan Committee administers the discretionary option grant program of the Company's Restated 1987 Stock Option Plan (the "Option Plan") with respect to the Company officers who are subject to the short-swing profit restrictions of the Federal securities laws. The Committee will also administer the Company's Employee Stock Purchase Plan. This Committee was created in December 1996 and currently consists of Dr. Barrett and Messrs. Federman and Palevsky. The Primary Stock Option Plan Committee met in January 1997 for discussion of fiscal 1996 and 1997 stock option matters.

         The Nominating Committee is responsible for recommending nominees for members of the Company's Board of Directors. This Committee currently consists of Dr. Chen, and Messrs. Eyre, Johnson, Neil and Takebayashi, with Dr. Chen serving as Chairman. This Committee held one (1) meeting in fiscal year 1996. The Nominating Committee has not instituted proceedings to consider nominees recommended by security holders, but may do so in the future.

         The Special Stock Option Plan Administration Committee (the "Secondary Committee") has separate but concurrent jurisdiction with the Primary Stock
Option Plan Committee to administer the discretionary option grant program of the Option Plan with respect to non-officer employees. The option grants made by the Secondary Committee will comply with certain guidelines established by the Primary Stock Option Plan Committee. The Secondary Committee currently consists of Dr. Chen and Mr. Johnson and performs its duties on an ongoing basis.

Director Remuneration

         Non-employee Board members receive $4,500 per fiscal quarter and a $1,000 meeting fee for each Board of Directors meeting or Board Committee meeting attended, including telephonic meetings. Non-employee Board members are also eligible to receive periodic option grants under the Automatic Option Grant Program in effect for them under the Option Plan. Each individual who first becomes a non-employee Board member, whether through election by the stockholders or appointment by the Board, will receive, at the time of such initial election or appointment, a stock option grant for 30,000 shares of Common Stock. In addition, on the date of each Annual Stockholders Meeting, each individual who is re-elected as a non-employee Board member will receive an option grant for 7,500 shares of Common, provided such individual has served on the Board for at least six months. Each option grant will have an exercise price equal to the fair market value of the option shares on the grant date and will have a maximum term of ten years, subject to earlier termination upon the optionee's cessation of Board service.

         Each of the non-employee Board Members re-elected at the 1996 Annual Meeting (Messrs. Barrett, Eyre, Federman, Neil, Palevsky, Sun and Takebayashi) received at the time an option grant for 7,500 shares with an exercise price of $34.1093 per share. Each option will become exercisable for all the option shares upon the optionee's completion of one year of Board service measured from the grant date. However, the option will become immediately exercisable for all of the option shares upon an acquisition of the Company by merger, consolidation or asset sale or upon certain other changes in control or ownership of the Company. Upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding Common Stock, each of these options will automatically be canceled, and each optionee will in return receive a cash distribution from the Company in an amount per canceled option share equal to the excess of (i) the highest reported price per share of Common Stock paid in the tender offer over (ii) the option exercise price payable per share.

                   ITEM NO. 2 -- APPROVAL OF AMENDMENTS TO THE
                         RESTATED 1987 STOCK OPTION PLAN

Introduction

         The stockholders are being asked to approve a series of amendments to the Company's Restated 1987 Stock Option Plan (the "Option Plan") that will effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Option Plan from 15,640,000 to 18,140,000 shares, (ii) render the non-employee Board members eligible to receive option grants under the Discretionary Option Grant Program in effect under the Option Plan, (iii) allow unvested shares issued under the Option Plan and subsequently repurchased by the Company at the option exercise price paid per share to be reissued under the Option Plan, (iv) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and (v) effect a series of additional changes to the provisions of the Option Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Option Plan from the short-swing liability provisions of the Federal securities laws.

         The Board of Directors adopted these amendments in March 1997, subject to stockholder approval at the Annual Meeting. The Board believes the increase in the number of shares available for issuance under the Option Plan is necessary in order to assure that the Company will have a sufficient reserve of Common Stock to continue to utilize option grants for purposes of attracting and retaining the services of key individuals essential to the Company's long-term success. The Board believes the other amendments are needed in order to provide the Company with more opportunities to make equity incentives available to the non-employee Board members as an inducement for their continued service and to facilitate plan administration in light of the new changes to Rule 16b-3. However, no option grant made under the Option Plan as amended will have value unless the market price of the Common Stock appreciates over the market price in effect at the time of grant.

         The following is a summary of the principal features of the amended Option Plan, together with the tax and accounting implications of transactions effected under the Option Plan. The summary, however, is not intended to be a complete description of all the terms of the Option Plan. A copy of the Option Plan will be furnished by the Company to any stockholder upon written request to the Secretary of the Company at the corporate offices in San Jose, California.

Structure

         The Option Plan is divided into two (2) separate components: the Discretionary Option Grant Program and the Automatic Option Grant Program. Under the Discretionary Option Grant Program, options may be issued from time to time to key employees (including officers), non-employee Board members, and consultants of the Company (or its parent or subsidiary companies) who contribute to the management, growth and financial success of the Company (or its parent or subsidiary companies). Under the Automatic Option Grant Program, a series of automatic option grants will be made to the non-employee Board members over their continued period of service on the Board.

         As of March 17, 1997,  approximately 368 employees  (including  fifteen
(15) executive officers), and seven (7) non-employee Board members were eligible to participate (assuming approval of this Item No. 2) in the Discretionary Option Grant Program. The seven (7) non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

Administration

         The Option Plan (other than the Automatic Option Grant Program) is administered with respect to the Company's executive officers subject to the short-swing profit liabilities of Section 16 of the Securities Exchange Act of 1934 ("Section 16 Insiders") by the Primary Stock Option Plan Committee of the Board. With respect to all other participants, the Option Plan may be administered by either the Primary Stock Option Plan Committee or the Special Stock Option Plan Administration Committee, a committee of one or more employee-Board members appointed by the Board. Each of the committees will be referred to in this summary as the Plan Administrator, and each Plan Administrator will have complete discretion (subject to the provisions of the Option Plan) to authorize option grants under the Option Plan within the scope of its administrative jurisdiction. However, all grants under the Automatic Option Grant Program are to be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made under that program.

Share Reserve

         The total number of shares of Common Stock issuable over the term of the Option Plan may not exceed 18,140,000 shares, (including the 2,500,000-share increase subject to approval by the stockholders as part of this Item No. 2). However, no individual participating in the Option Plan may be granted stock options for more than 3,000,000 shares in the aggregate over the term of the Option Plan, exclusive of any option grants made to that individual prior to January 1, 1994. Should any option terminate prior to exercise in full, the shares subject to the unexercised portion of that option will be available for subsequent option grants. In addition, any unvested shares issued under the Plan and subsequently repurchased by the Company at the original exercise price paid per share pursuant to the Company's repurchase rights under the Plan will be added back to the number of shares of Common Stock reserved for issuance under the Plan and will accordingly be available for reissuance through one or more subsequent option grants made under the Plan.

         As of March 17, 1997, 6,703,520 shares were subject to outstanding option grants under the Option Plan, 3,433,176 shares remained available for future grant (assuming approval of this Item No. 2), and 8,003,304 shares have been issued under the Option Plan. Several important features of the outstanding options should be noted:

                  * No outstanding option has an exercise price per share less than the fair market value per share of the Common Stock on the grant date.

                  *  Approximately  75% of the  outstanding  options are special
"evergreen" options which are intended to maintain the optionee's holdings at a sufficient level to provide a meaningful incentive for such individual to continue in the Company's employ. These evergreen options are accordingly granted to individuals who already hold one or more outstanding options under the Option Plan and utilize a special vesting schedule under which these options will not become exercisable for any of the option shares until the thirty-seventh (37th) month from the date of grant. Once the evergreen option does become exercisable, that option will vest in a series of twelve (12) successive equal monthly installments over the optionee's period of continued employment with the Company. Accordingly, a substantial portion of the outstanding options will provide no value or benefit to the option holders unless those individuals make a long-term commitment to continue in the Company's employ.

Changes in Capitalization

         If any change is made to the Common Stock issuable under the Option Plan (by reason of any merger, consolidation or reorganization of the Company or any recapitalization, stock split, stock dividend, combination of shares, exchange of shares or other similar change affecting the outstanding Common Stock without the Company's receipt of consideration), then appropriate adjustments will be made to the maximum number and/or class of securities available for issuance under the Option Plan, the number and/or class of securities and price per share in effect under each outstanding option under the Discretionary Option Grant Program, and the maximum number and/or class of securities for which stock options may be granted to any one participant after December 31, 1993. Under the Automatic Grant Program, the number and/or class of securities for which automatic option grants are subsequently to be made to newly-elected or re-elected non-employee Board members and the number and/or class of securities and price per share in effect under each automatic grant outstanding would be similarly adjusted. All such adjustments will be designed so as to preclude the enlargement or dilution of participant rights and benefits under the Option Plan.

Valuation

         The fair market value per share of Common Stock on any relevant date under the Option Plan will be the closing selling price per share on that date on the Nasdaq National Market. On March 17, 1997, the closing selling price per share was $29.00.


                       Discretionary Option Grant Program
Grants

         Under the Discretionary Option Grant Program, the Plan Administrator has complete discretion to determine the eligible individuals who are to receive discretionary option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the vesting schedule applicable to the grant, the status of that grant as an incentive stock option or non-statutory option under the Federal tax laws and the remaining terms of each such grant, subject to the provisions of the Option Plan and applicable Federal tax laws. All expenses incurred in administering the Option Plan will be paid by the Company.

Price and Exercisability

         The exercise price per share for options granted under the Discretionary Option Grant Program may not be less than 100% of the fair market value per share of Common Stock on the grant date. No granted option will have a term in excess of ten (10) years, and each option will become exercisable in a series of installments over the optionee's period of service with the Company.

         The exercise price may be paid in cash or in shares of the Common Stock of the Company. Outstanding options may also be exercised through a same-day sale program pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sales proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

         No optionee has any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

Termination of Service

         Upon the optionee's cessation of employment or service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. However, at any time while the options remain outstanding, the Plan Administrator will have complete discretion to extend the period following the optionee's cessation of employment or service during which his or her outstanding options may be exercised. The Plan Administrator will also have complete discretion to accelerate the exercisability or vesting of those options in whole or in part at any time.

Corporate Transaction

         Each outstanding option under the Discretionary Option Grant Program will become immediately exercisable for all of the shares of Common Stock subject to that option in the event of an acquisition of the Company by merger, consolidation or asset sale, unless the option is assumed by the successor corporation. Immediately following the consummation of such acquisition, all outstanding options will terminate, except to the extent assumed by the successor corporation (or its parent company).

Limited Stock Appreciation Rights

         Officers and non-employee Board members of the Company subject to the short-swing profit restrictions of the Federal securities laws may be granted limited stock appreciation rights in tandem with their outstanding options. Any option with such a limited stock appreciation right will automatically be canceled upon the completion of a hostile tender offer for more than 50% of the Company's outstanding shares, and the optionee will in return be entitled to a cash distribution from the Company in an amount per canceled option share equal to the excess of (i) the highest reported price per share of Common Stock paid in the tender offer over (ii) the option exercise price payable per share.

                         Automatic Option Grant Program

Terms

         Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. The terms and conditions of these special grants may be summarized as follows:

         1. Each individual who becomes a non-employee Board member, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 30,000 shares of Common Stock to become exercisable in a series of four (4) successive equal annual installments upon the optionee's completion of each year of Board service over the four (4)-year period measured from the grant date.

         2. On the date of each Annual Stockholders Meeting, each individual who is re-elected as a non-employee Board member with at least six (6) months of Board service will receive a non-statutory stock option to purchase an additional 7,500 shares of Common Stock to become 100% exercisable upon the optionee's completion of one (1) year of Board service measured from the grant date.

         3. The exercise price per share will be equal to 100% of the fair market value per share of Common Stock on the automatic grant date, and each automatic option is to have a maximum term of ten (10) years measured from such grant date.

         4. Each automatic option will remain exercisable for a six (6) month period following the optionee's termination of service as a Board member. However, should the optionee die while serving as a Board member or during the six (6)-month period following his or her cessation of Board service, then such option will remain exercisable for a twelve (12)-month period following such optionee's death and may be exercised by the personal representative of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable post-service exercise period, the option may not be exercised for more than the number of shares (if any) for which the option is exercisable at the time of the optionee's cessation of Board service.

         5. Each automatic option will become immediately exercisable for all of the option shares as fully-vested shares of Common Stock in the event the Company is acquired by merger, consolidation or asset sale or should there occur certain other changes in control or ownership of the Company.

         6. Each automatic option will automatically be canceled upon the successful completion of a hostile tender offer, and the optionee will in return be entitled to a cash distribution from the Company in an amount per canceled option share equal to the excess of (i) the highest reported price per share of Common Stock paid in the tender offer over (ii) the option price payable per share. Stockholder approval of this Item No. 2 will constitute pre-approval of each option subsequently granted with such an automatic cancellation provision and the subsequent cancellation of that option in accordance with such provision.

         7. The remaining terms and conditions of each automatic option grant will in general conform to the terms summarized above for option grants made under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

Options Granted

         The table below shows, as to each of the Named Executive Officers and each of the indicated groups, the following information with respect to stock options granted during the period from January 1, 1996 to March 17, 1997 (i) the number of shares of Common Stock subject to options granted under the Option Plan during that period and (ii) the weighted average option price per share for such options. Typically options held by the Named Executive Officers and other current executive officers do not become exercisable for any of the option shares until the thirty-seventh (37th) month following the date of grant. Each option will thereupon become exercisable in a series of twelve (12) successive equal monthly installments over the optionee's period of continued employment with the Company. However, of the 1,092,732 option shares granted to executive officers during January 1, 1996 to March 17, 1997: (i) 538,150 shares will become exercisable per the schedule noted above; (ii) 235,000 shares granted to new officers will vest incrementally over the next four (4) years of their continued service; and (iii) 319,582 special retention grant shares will become exercisable at twelve (12) month intervals over a three to four year period. Over 75% of the options held by employees who are not executive officers of the Company have the same vesting schedule (beginning in the 37th month) as applied to the executive officers. In addition, Messrs. Barrett, Eyre, Federman, Palevsky, Sun and Takebayashi, as non-employee Board members, will, upon re-election to the Board at the Annual Meeting, receive at that time an automatic option grant for 7,500 shares with an exercise price per share equal to the closing selling price per share of Common Stock on the grant date and vesting as specified in the Automatic Option Grant Program.

  ------------------------------------ -------------------- --------------------
                                         Number of Option     Weighted Average
                   Name                   Shares Granted        Option Price

  Stephen C. Johnson                           136,791             $26.59

  Tu Chen                                      136,791             $26.59

  Willard Kauffman                              45,900             $25.40

  William L. Potts, Jr.                         45,900             $25.53

  William V. Whitmer                            26,100             $25.46

  All current executive                      1,092,732             $26.34
  officers as a group (15 persons)

  All current directors                         52,500             $34.11
  (other than executive officers)
  as a group (7 persons)

  All employees including current            1,884,463             $25.31
  officers, who are not executive
  officers, as a group (341 persons)
  ------------------------------------ -------------------- --------------------

Amendment and Termination of the Plan

         The Board may amend or modify  the Option  Plan in any or all  respects
whatsoever.   However,  certain  amendments  to  the  Option  Plan  may  require stockholder approval pursuant to applicable laws or regulations.

         The Board may terminate the Option Plan at any time, but in all events the Option Plan will terminate upon the earlier of January 22, 2002 or the date all shares available for issuance under the Option Plan are issued or canceled pursuant to the exercise or surrender of options granted under the Option Plan. Any options outstanding at the time of the termination of the Option Plan will remain in force in accordance with the provisions of the instruments evidencing such grants.

Federal Tax Consequences

         Options granted under the Option Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to satisfy such requirements. The Federal income tax treatment for the two types of options differs as follows:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

         For Federal tax purposes, dispositions are divided into two (2) categories: qualifying and disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to sale or disposition, then a disqualifying disposition of the purchased shares will result.

         Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

         If the optionee makes a disqualifying disposition of the purchased shares, the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for such shares. If the optionee makes a qualifying disposition of the purchased shares, the Company will not be entitled to any income tax deduction.

         Non-statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of the non-statutory option. The deduction will in general be allowed for the taxable year in which such ordinary income is recognized by the optionee.

         Stock Appreciation Rights. If an option granted under the Option Plan is canceled for an appreciation distribution paid in cash, the recipient will generally realize ordinary income, equal in amount to the cash received, and the Company will be entitled to a corresponding income tax deduction.

         Deductibility of Executive Compensation. The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the one (1) million dollar limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid under the Option Plan will remain deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

         The Company's earnings per share is computed using the weighted average number of shares of Common Stock outstanding and dilutive common stock equivalents. Common stock equivalents include shares issuable upon the assumed exercise of outstanding options reflected under the treasury stock method.

         Under generally accepted accounting principles, the grant or the exercise of options to purchase shares of the Company's Common Stock with an exercise price equal to the fair market value of the Company's Common Stock on the grant date does not generally require a charge to the Company's earnings. However, the Company is required to disclose in the notes to the Company's financial statements the fair value of options granted under the Option Plan and the pro forma impact on the Company's annual net income and earnings per share as though the computed fair value of such options had been treated as compensation expense.

Recommendation of the Board of Directors

         The affirmative vote of a majority of the issued and outstanding shares present or represented and entitled to vote at the 1997 Annual Meeting is sought for approval of the amendments to the Option Plan. The Board of Directors believes that option grants under the Option Plan play an important role in the Company's efforts to attract, employ, and retain employees, directors, and consultants of outstanding ability. Accordingly, the Board of Directors recommends that the stockholders vote FOR this proposal. If the stockholders do not approve the proposal, then any options granted on the basis of the 2,500,000-share increase which forms part of this proposal will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of such share increase. In addition, the non-employee Board members will not become eligible to participate in the Discretionary Option Grant Program, and any unvested shares repurchased by the Company at the option exercise price paid per share will not be added back to the share reserve for reissuance. The Option Plan will, however, continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Option Plan in effect prior to the amendments summarized in this Item No. 2, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants made under the Option Plan.

New Plan Benefits

         As of March 17, 1997, no options have been granted on the basis of the 2,500,000-share increase which forms part of this Item No. 2.

                       ITEM NO. 3 -- APPROVAL OF AMENDMENT
                      TO 1988 EMPLOYEE STOCK PURCHASE PLAN

Introduction

         The stockholders are being asked to vote on a proposal to approve an amendment to the Company's 1988 Employee Stock Purchase Plan (the "Purchase Plan") which will (i) increase the number of shares available for issuance by 750,000 shares of Common Stock from 2,800,000 to 3,550,000 shares and (ii) extend the termination date of the Purchase Plan from December 31, 1998 to December 31, 2001.

         The Board of Directors believes that it is in the best interests of the Company's stockholders to increase the number of shares reserved for issuance under the Purchase Plan and to extend the term of such plan so that eligible employees of the Company and its participating affiliates will continue to have the opportunity to acquire an equity interest in the Company and thereby further align their interests with those of the stockholders.

         The Purchase Plan was adopted by the Board of Directors on January 21, 1988, and was approved by the stockholders on June 7, 1988. On January 22, 1997, the Board of Directors adopted the amendment to the Purchase Plan which is the subject of this Item No. 3.

         The terms and provisions of the Purchase Plan, as amended, are summarized below. This summary, however, does not purport to be a complete description of the Purchase Plan. Copies of the actual plan document may be obtained by any stockholder upon written request to the Secretary of the Company at the corporate offices in San Jose, California.

Administration

         The Purchase Plan will be administered by a committee of two or more Board members appointed by the Board. Effective December 1, 1996, the Purchase Plan will be administered by the new Primary Stock Option Plan Committee. Such Committee, as Plan Administrator, has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in the administration of the Purchase Plan are paid by the Company without charge to participants.

Securities Subject to the Purchase Plan

         The maximum number of shares of Common Stock that may be sold to participants over the term of the Purchase Plan may not exceed 3,550,000 shares, assuming stockholder approval of this Item No. 3. However, not more than 795,646 shares may be issued under the Purchase Plan after March 17, 1997.

         The shares of Common Stock issuable under the Purchase Plan may be either shares newly issued by the Company or shares reacquired by the Company, including shares purchased on the open market.

         In the event any change is made to the Company's outstanding Common Stock (whether by reason of any recapitalization, stock dividend, stock split, combination of shares, or other similar change in the corporate structure effected without the Company's receipt of consideration), appropriate adjustments will be made to (i) the class and maximum number of securities purchasable under the Purchase Plan, (ii) the class and maximum number of securities purchasable per participant on any one purchase date, and (iii) the class and number of securities purchasable and the price per share payable under each outstanding purchase rights. Such adjustments will prevent any dilution or enlargement of participant rights under the Purchase Plan.

Eligibility and Participation

         Any individual who is employed on a basis under which he or she is expected to work more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the Purchase Plan) is eligible to participate in the Purchase Plan upon commencement of employment. Currently, Komag Materials Technology and Komag U.S.A. (Malaysia) Sdn. are participating corporate affiliates.

         As of March 17, 1997, 2,754,354 shares of Common Stock had been issued under the Purchase Plan, and 795,646 shares were available for future issuance (assuming stockholder approval of this Item No. 3). As of March 17, 1997, approximately 4,202 employees (including 15 executive officers) were eligible to participate in the Purchase Plan.

Purchase Periods

         The Purchase Plan will be implemented in a series of overlapping purchase periods, each to be of duration (not to exceed twenty-four (24) months per purchase period) as determined by the Plan Administrator prior to the commencement date of the purchase period. Purchase periods may begin, at the Plan Administrator's discretion, on the first day or the first Monday of each fiscal quarter or each alternate fiscal quarter. Accordingly, either four (4) or two (2) separate purchase periods may commence in each fiscal year during which the Purchase Plan remains in existence.

         A participant will have a separate purchase right for each purchase period in which he or she participates. The purchase right will be granted on the first day of the purchase period and will automatically be exercised on the last date of each successive three (3)-month or six (6)-month period within that purchase period ("Purchase Date"). An employee may participate in only one purchase period at a time. Accordingly, an employee who wishes to join a new purchase period must withdraw from the current purchase period in which he or she is participating.

Purchase Price

         The purchase price of the Common Stock acquired on each Purchase Date will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the date on which such purchase right is granted or (ii) the fair market value on such Purchase Date. The fair market value of Common Stock on any relevant date will be the closing price per share on such date as reported on the Nasdaq National Market. The fair market value on March 17, 1997 was $29.00 per share.

Purchase Rights and Stock Purchases

         Each participant may authorize periodic payroll deductions in any multiple of one percent (1%) (up to a maximum of ten percent (10%)) of his or her base pay during the relevant purchase period for the purchase of Common Stock under the Purchase Plan. On each Purchase Date, the payroll deductions of each participant will be automatically applied to the purchase of whole shares of Common Stock at the purchase price in effect for that Purchase Date. Unless the participant's purchase right is terminated or the participant no longer remains eligible to participate in the Purchase Plan, any amount remaining in a participant's account after the purchase of whole shares will be held for purchase of Common Stock on the next quarterly or semi-annual Purchase Date within the purchase period. The maximum number of shares purchasable by the participant on any Purchase Date may not exceed 3,000 shares in the case of quarterly Purchase Dates or 6,000 shares in the case of semi-annual Purchase Dates.

Termination of Purchase Rights

         The purchase right of a participant will terminate upon (i) the participant's termination of employment or (ii) the participant's election to withdraw from the Purchase Plan. Any payroll deductions which the participant may have made with respect to the terminated purchase right will be refunded.

Stockholder Rights

         No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

         No  purchase   rights  will  be  assignable  or   transferable  by  the
participant except by will or by laws of inheritance. The purchase rights, during the lifetime of the participant, will be exercisable only by the participant.

Merger or Liquidation of Company

         In the event the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation or in the event the Company is liquidated, then all outstanding purchase rights will, in connection with the consummation of such transaction, be exercised immediately prior to such transaction by applying all payroll deductions previously collected from participants during the purchase period to the purchase of whole shares of Common Stock.

Amendment and Termination

         The Purchase Plan will terminate upon the earlier of (i) December 31, 2001 (assuming stockholder approval of this Item No. 3) or (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights. However, the Board may at any time alter, suspend or discontinue the Purchase Plan.

         The Board may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan, except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the eligibility requirements for participation in the Purchase Plan.

Stock Issuances

         The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated groups, the number of shares of Common Stock purchased under the Purchase Plan between January 1, 1996 and March 17, 1997, together with the weighted average purchase price paid per share.

                                            PURCHASE PLAN TRANSACTIONS
-----------------------------------------------------------  -------------------------  ------------------------------
                                                                        Number of                Weighted Average
  Name                                                              Purchased Shares              Purchase Price
  ----                                                              ----------------              --------------
Stephen C. Johnson                                                        2,384                       $8.91

Tu Chen                                                                   2,507                       $8.47

Willard Kauffman                                                          1,965                      $10.79

William L. Potts, Jr.                                                     1,746                      $12.00

William V. Whitmer                                                        1,783                      $11.88


All executive officers as a group (15 persons)                           21,715                      $11.54

All employees, including current officers who are not                   330,639                      $14.53
executive officers, as a group (2,563 persons)
-------------------------------------------------------------  -------------------------  ----------------------------

New Plan Benefits

         As of March 17, 1997, no purchase rights had been granted under the Purchase Plan on the basis of the 750,000-share increase which forms part of this Item No. 3.

Federal Tax Consequences

         The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

         If the participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the offering period in which such shares were acquired or within one (1) year after the date on which those shares were actually purchased, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

         If the participant sells or disposes of the purchased shares more than two (2) years after his or her entry date into the offering period in which the shares were acquired and more than one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the participant's entry date into that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

         If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Accounting Treatment

         Under current accounting rules, the issuance of Common Stock under the Purchase Plan will not result in a compensation expense chargeable against the Company's reported earnings. However, the Company must disclose, in notes the to the Company's financial statements, the pro forma impact which the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.

Recommendation of the Board of Directors

         The Company is seeking the affirmative vote of a majority of the issued and outstanding shares present or represented and entitled to vote at the 1997 Annual Meeting for approval of the amendments to the Purchase Plan. The Board of Directors believes that the amendments to the Purchase Plan are necessary in order to continue to provide equity incentives to attract and retain the services of high quality employees. For this reason, the Board of Directors recommends that the stockholders vote FOR this proposal. If the stockholders do not approve the proposal, then no purchase rights will be granted under the Purchase Plan on the basis of the 750,000-share increase, and the Purchase Plan will continue in effect until the earlier of (i) December 31, 1998, or (ii) the date on which the available reserve of Common Stock under the Purchase Plan as last approved by the stockholders is issued.

                                  ITEM NO. 4 --
                 APPROVAL OF AMENDMENT TO MANAGEMENT BONUS PLAN

         The stockholders are being asked to approve an amendment to the Company's Management Bonus Plan (the "Bonus Plan") which will change the formula for calculating the dollar amount of the bonus pool available for distribution each year so that one formula will be in effect if the Company's actual operating income for the fiscal year equals or exceeds 66.67% of the operating income target set for that year and a second formula will be in effect under which a smaller pool will be available for distribution in the event the Company's actual operating income does not reach 66.67% of the target for that year.

         The amendment was adopted by the Board of Directors on January 22, 1997, subject to stockholder approval at the Annual Meeting. Stockholder approval is necessary in order to assure that the compensation paid under the Bonus Plan will continue to qualify as performance-based compensation under Internal Revenue Code Section 162(m). By reason of that Code provision, the compensation which the Company pays to certain executive officers will be deductible for federal income tax purposes only to the extent that compensation does not exceed one (1) million dollars per covered individual for the fiscal year. However, any compensation which qualifies as performance-based compensation under Code Section 162(m) will not be subject to this dollar limitation.

         The following is a summary of the principal features of the Bonus Plan as amended. The summary, however, does not purport to be a complete description of all the provisions of the Bonus Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in San Jose, California.

Purpose

         The Bonus Plan will provide the Company's executive officers and other eligible individuals with a meaningful incentive to contribute to the Company's financial success by allowing them to share in a portion of the consolidated operating income of the Company and one or more subsidiaries of the Company selected by the Compensation Committee within the first ninety (90) days of each fiscal year.

Administration

         The Bonus Plan will be administered by the Compensation Committee. Each Board member currently serving on this Committee qualifies as an "outside director" pursuant to the applicable requirements of Internal Revenue Code
Section 162(m).

Eligibility

         The individuals eligible for participation in the Bonus Plan will be limited to the Company's executive officers. However, the Compensation Committee will have the authority, exercisable at the start of any fiscal year, to include as participants for that fiscal year one or more employees in certain specified job grade levels who are not executive officers of the Company. In no event, however, will any individual be eligible to participate in the Bonus

Plan for a particular fiscal year, unless that individual has completed at least six (6) months of employment with the Company or a participating subsidiary prior to the end of that fiscal year.

         The actual participants for each fiscal year will be selected by the Compensation Committee. An executive officer, once selected, will continue to participate in each succeeding fiscal year, unless the Compensation Committee affirmatively elects, prior to the start of any fiscal year, to exclude that individual from participation for one or more subsequent fiscal years.

         As of March 17, 1997, 15 executive officers and approximately 296 other individuals in the specified job grade levels were eligible for participation in the Bonus Plan.

Aggregate Bonus Pool

         The aggregate bonus pool payable under the Bonus Plan each fiscal year will not exceed seven percent (7%) of the operating income of the Company and the participating subsidiaries. In no case, however, will the pool exceed eight percent (8%) of Company's total consolidated operating income for that year. In each case, the calculations of operating income and consolidated operating income will be in determined in accordance with generally accepted accounting principles, adjusted to exclude the following: (i) any amounts accrued by the Company or its subsidiaries pursuant to management bonus plans, discretionary bonus plans or cash profit sharing plans and related employer payroll taxes for such fiscal year, (ii) any discretionary or matching contributions made to the Company's Savings and Deferred Profit-Sharing Plan or to the Company's Deferred Compensation Plan for such fiscal year, (iii) all items of gain, loss or expense for such fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, all as determined in accordance with the standards established by Opinion No. 30 of the Accounting Principles Board (APB No. 30), (iv) all items of gain, loss or expense for such fiscal year related to restructuring charges of subsidiaries whose operations are not included in Operating Income for such fiscal year, (v) all items of gain, loss or expense for such fiscal year related to discontinued operations which do not qualify as a segment of a business as defined under APB No. 30 and (vi) any profit or loss attributable to the business operations of any entity acquired by the Company during such fiscal year. Operating income will not be adjusted for a minority interest holder's share of a consolidated subsidiary's operating income or loss.

         The actual percentage of operating income to be allocated to the bonus pool for each fiscal year will be determined pursuant to the following formula:

                  X is the percentage of the operating income of the Company and participating subsidiaries which is to comprise the bonus pool for that year.

                  Y is the actual operating income of the Company and participating subsidiaries for the fiscal year divided by the operating income target established for the fiscal year by the Compensation Committee not later than ninety (90) days after the start of such fiscal year.

                  If Y is 0.6667 or greater,  then X = 9Y - 4

                  If Y is less than 0.6667,  then X = 3Y

                  No amount will be paid under the Bonus Plan if Y is zero or less.
         For example, if actual operating income is at 66.67% of target, the bonus pool will be equal to 2% of that operating income. If actual operating income were only 33.33% of target, the bonus pool would be equal to 1% of that operating income.

Individual Bonus Award

         The bonus pool for each fiscal year will be allocated, in accordance with the following procedures, to all active participants who continue in the Company's employ through the date the allocation is made.

         A. Each of the Company's executive officers will be assigned an index which is the product of their base salary, measured as of the close of the fiscal year for which the bonus allocation is to be made, times the applicable multiplier. The multiplier for the President and Chief Executive Officer and for the Chairman of the Board will be two (2), for Senior Vice Presidents one-point-five (1.5) and for other Vice Presidents one (1).

         B. Bonuses will be awarded to each executive officer by multiplying the aggregate bonus pool for the fiscal year by a fraction, the numerator of which will be the individual officer's index and the denominator of which will be the sum of the indices for all executive officers.

         C. The Compensation Committee may, in its sole judgment and discretion, reduce the bonus allocation to any or all of the executive officers. In no event will the bonus award allocated to any participant for any fiscal year exceed five (5) million dollars.

         D. To the extent the bonus otherwise allocable to any executive officer for a fiscal year is reduced by reason of the Compensation Committee's action or the dollar limitation on the maximum bonus award, the unallocated amount will serve as a separate bonus pool which may be allocated to other eligible individuals in specified job grades. One or more executive officers of the Company may make recommendations to the Chief Executive Officer and President and the Chairman of the Board with respect to the eligible employees who should share in that separate pool and the portion of such pool to be allocated to each such individual. The Chief Executive Officer and President and the Chairman of the Board will each review such recommendations and may, in their discretion, submit one or more of such recommendations (with such adjustments as they deem appropriate) to the Compensation Committee for consideration. On the basis of such recommendations, the Compensation Committee may select one or more such eligible employees to share in the bonus pool and determine the amount of such pool to be allocated to each selected individual. All determinations of the Compensation Committee will be final.

         E. No bonus payment will be made to any participant who leaves the employ of the Company or a participating subsidiary prior to the date the bonus is allocated, unless his or her termination of employment occurs by reason of retirement at or after age 65, disability or death. In addition, the bonus payable to a participant who works part of the fiscal year in the employ of the Company or any participating subsidiary and the balance in the employ of one or more of the Company's subsidiaries not otherwise covered by the Plan will be pro-rated to reflect only the time such individual remained in the employ of the Company or such participating subsidiary.

Payment

         The bonus will be paid in cash to each eligible participant within thirty (30) days after the completion of the annual audit of the Company's financial statements by the Company's independent auditors.

Amendment and Termination

         The Board may at any time amend, suspend or terminate the Bonus Plan in whole or in part. However, no such action by the Board may adversely affect the rights and interests of the participants and their beneficiaries with respect to any earned but unpaid bonuses outstanding at the time. All material amendments to the Bonus Plan will require stockholder approval.

Federal Tax Consequences

         Under present federal income tax law, participants will realize ordinary income immediately upon receipt of their bonus distribution under the Bonus Plan. The Company will be entitled to an income tax deduction, in the amount of such ordinary income, for the fiscal year for which the bonus payment is made, provided the payment is made within two and one-half months after the close of that fiscal year; otherwise, the payment will be deductible in the succeeding fiscal year. The deduction will, to the extent attributable to bonuses paid to the Company's executive officers, be subject to the provisions of Internal Revenue Code Section 162(m), which limits the deductibility of all nonperformance-based compensation paid to certain corporate executives to $1 million per covered individual. However, if the amendment to the Bonus Plan which is the subject of this Item No. 4 is approved by the stockholders at the Annual Meeting, then all payments under the Plan should remain fully deductible by the Company for federal income tax purposes and should not be subject to the limitations of Section 162(m). Prior to the amendment of the Bonus Plan, the Company had obtained a ruling from the Internal Revenue Service that the bonuses payable to the Company's executive officers under the Plan would qualify as performance-based compensation. The Company intends to apply to the Internal Revenue Service for an update to that ruling which will cover the new amendment to the Bonus Plan, if the amendment is approved at the Annual Meeting.

Recommendation of the Board of Directors

         Approval of the amendment to the Bonus Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting. No amounts will be paid under the Bonus Plan for the 1997 fiscal year or any subsequent fiscal year unless the stockholders approve the amendment to Bonus Plan at the 1997 Annual Meeting. However, whether or not such stockholder approval is obtained, bonus amounts may become payable to one or more executive officers and other key employees under the Company's Discretionary Bonus Plan which the Board of Directors implemented in December 1996 as a special retention-based bonus program to maintain a competitive level of total cash compensation for those individuals whose retention is essential to the Company's long-term financial success.

         Because the Board of Directors believes that the Bonus Plan is a valuable incentive program which will serve to align the interests of management with those of the stockholders in seeking to maximize the Company's profitability, the Board recommends a vote FOR the approval of the amendment to the Bonus Plan.

Plan Benefits

         Bonuses will be paid under the Bonus Plan only if the Company's operations are profitable. No bonuses were paid under the Bonus Plan for the 1996 fiscal year because the Company's actual operating income for that year was less than 66.67% of the operating income target. The bonuses which may become payable for the 1997 fiscal year pursuant to the amended bonus formula in effect under the Bonus Plan are not currently determinable.


                                  ITEM NO. 5 --
                      RATIFICATION OF INDEPENDENT AUDITORS

         The Company is asking the stockholders to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 28, 1997. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

         In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the ratification of the selection of Ernst & Young LLP.

         Ernst & Young LLP has audited the Company's financial statements annually beginning in 1986. Representatives of the firm, who are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Recommendation of the Board of Directors

         The affirmative vote of a majority of the issued and outstanding voting shares is sought for the ratification of the selection of Ernst & Young LLP. The Board of Directors recommends that the stockholders vote FOR this proposal.

                             ADDITIONAL INFORMATION

Principal Stockholders

         The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of March 17, 1997 for (i) each director and nominee who owns Common Stock, (ii) each executive officer named in the Summary Compensation Table below, (iii) all executive officers and directors as a group, and (iv) all persons who are beneficial owners of five percent or more of the Company's Common Stock. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                      Shares Beneficially Owned
                                                      -------------------------
                                                        Number      Percentage
                                                        ------      ----------

          Tu Chen(1)..................................   613,343      1.2%
          Stephen C. Johnson(2).......................   396,214        *
          Max Palevsky(3).............................   199,378        *
          Anthony Sun(3)..............................    87,060        *
          Irwin Federman(4)...........................    75,121        *
          Craig R. Barrett(3).........................    55,250        *
          Chris A. Eyre(3)............................    34,250        *
          George A. Neil(5)...........................    22,000        *
          Masayoshi Takebayashi(4)(6).................     7,500        *
          Willard Kauffman(7).........................   104,584        *
          William L. Potts, Jr.(8)....................    93,453        *
          William V. Whitmer (9)......................    32,625        *
          Executive officers and Directors
               as a group (22 persons) (10)........... 2,079,589      4.0%

          Neuberger & Berman (11)..................... 5,538,516     10.7%
          Merrill Lynch Asset Management (11)......... 3,500,000      6.8%
          Sanford C. Bernstein & Co (11).............. 3,033,271      5.9%
          J.W. Seligman & Co., Incorporated (11)...... 3,014,000      5.8%
          Spears, Benzak, Salomon & Farrell (11)...... 2,588,330      5.0%

*        Less than 1%
(1) Includes 113,674 shares subject to options which are currently exercisable or which will become exercisable within sixty (60) days after March 17, 1997 and excludes 229,297 shares subject to options which will not become exercisable within such sixty-day period.

(2) Includes 188,134 shares subject to options which are currently exercisable or which will become exercisable within sixty (60) days after March 17, 1997 and excludes 229,297 shares subject to options which will not become exercisable within such sixty-day period.

(3) Includes 33,250 shares subject to options which are currently exercisable or which will become exercisable within sixty (60) days after March 17, 1997 and excludes 5,250 shares subject to options which will not become exercisable within such sixty-day period.

(4) Includes 7,500 shares subject to options which are currently exercisable or which will become exercisable within sixty (60) days after March 17, 1997 and excludes 5,250 shares subject to options which will not become exercisable within such sixty-day period.

(5) Includes 21,000 shares subject to options which are currently exercisable or which will become exercisable within sixty (60) days after March 17, 1997 and excludes 3,500 shares subject to options which will not become exercisable within such sixty-day period. Excludes shares held by Asahi Glass America, Incorporated, a wholly-owned subsidiary of Asahi Glass Co., Ltd., and on such basis may be deemed, under the 1934 Act, the beneficial owner of the 2,000,002 shares beneficially owned by such corporations with shared voting and investment power with respect thereto. Mr. Neil disclaims beneficial ownership of the shares owned by Asahi Glass America, Incorporated.

(6) Excludes shares held by Kobe Steel, Ltd. and Kobe Steel USA Holdings Incorporated Mr. Takebayashi is an Executive Officer of Kobe Precision, Incorporated, a wholly-owned subsidiary of Kobe Steel, Ltd., and on such basis may be deemed, under the 1934 Act, the beneficial owner of the 2,000,000 shares beneficially owned by such corporations with shared voting and investment power with respect thereto. Mr. Takebayashi disclaims beneficial ownership of these shares.

(7) Includes 57,995 shares subject to options which are currently exercisable or which will become exercisable within sixty (60) days after March 17, 1997 and excludes 106,505 shares subject to options which will not become exercisable within such sixty-day period.

(8) Includes 58,867 shares subject to options which are currently exercisable or which will become exercisable within sixty (60) days after March 17, 1997 and excludes 78,603 shares subject to options which not become exercisable within such sixty-day period.

(9) Includes 4,097 shares subject to options which are currently exercisable or which will become exercisable within sixty (60) days after March 17, 1997 and excludes 56,803 shares subject to options which will not become exercisable within such sixty-day period.

(10) Includes 853,716 shares subject to options which are currently exercisable or which will become exercisable within sixty (60) days after March 17, 1997 and excludes 1,613,074 shares subject to options which will not become exercisable within such sixty-day period. Also excludes 4,000,002 shares which may be deemed to be beneficially owned by certain of the Company's directors. See footnotes (5) and (6) above.

(11)     Beneficially owned shares per most recent SEC schedule 13G filing.

Executive Compensation and Related Information

         In compliance with the Securities and Exchange Commission's regulations on disclosure of Executive Compensation, this section presents the Report of the Compensation Committee, a Stock Performance Graph comparing Company stockholder return relative to a broad market index and a peer group index, and Summary and Companion Compensation Tables presenting a detailed representation of the Company's executive compensation practices.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

         The Committee's members, Craig R. Barrett, Irwin Federman, Max Palevsky and Masayoshi Takebayashi, are independent directors who are not employees of the Company and who qualify as outside directors under Section 162(m) of the Internal Revenue Code. The Committee is accountable for the approval of cash-based executive compensation programs that fairly compensate key executives and employees and that relate the pay levels of officers to the performance of the Company. Prior to December 1996, the Committee also had the exclusive authority to make option grants under the Company's Stock Option Plan to the Company's executive officers. However, as a result of the November 1, 1996 amendments to the Rule 16b-3 of the Securities and Exchange Commission, the Board of Directors created a special committee of the Board, the Primary Stock Option Plan Committee, to assume that authority.

Objectives of Executive Compensation Plans and Actions of the Committee

          The Committee, relying on research performed by an independent compensation consulting firm and advice from the Company's human resources department, has structured compensation incentives for officers and certain other key employees to optimize short-term and long-term corporate performance for the benefit of the Company's stockholders, customers, employees and the communities in which the Company operates. For comparison purposes, the Company has identified a group of high-performing companies ("peer companies") both within and outside the Company's industry. The Company competes with the peer companies for the hiring and retention of key executives and accordingly compares its executive compensation practices to these companies. Each peer company shares at least one attribute, such as high technology, location or size, with the Company. Such comparisons also include the relative financial performance of the Company and the peer companies. Since executive search and retention is not industry specific, currently only 3 of the 29 peer companies are included in the NASDAQ Computer Manufacturers Index, the Company's Industry Index in the "Stock Performance Graph".

         In future fiscal years, the Committee may add or delete companies which are to be included in the group of peer companies, and may take different measures of financial performance into account in setting executive compensation.

         Base Salary

         The Committee intends that base salary be sufficient to attract and retain executives of the caliber required to manage a company that employs demanding technology in a competitive, high growth market. However, the Committee also intends that a substantial portion of each executive's cash compensation be tied to Company performance through the Management Bonus Plan. Accordingly, the base salaries of the executive officers are targeted at the 50th percentile of base salaries for similar positions among the peer companies, subject to special adjustments for individual qualifications. Annual increases in base salary will generally reflect expected changes in salary levels at peer companies.

         During 1996, the salaries of Stephen C. Johnson, President and Chief Executive Officer, and Tu Chen, Chairman of the Board, were at approximately the fiftieth percentile of salaries paid for executives in comparable positions at the peer companies based on 1995 compensation data. The salaries of the other executive officers ranged from the second to the fourth quartiles for executives in similar positions based on the Committee's judgment of each individual's performance.

         Annual Incentive Bonus

         To complement base salary, the Committee adopted the Management Bonus Plan (the "Bonus Plan") in March 1996 as an incentive bonus program to continue in effect from year to year for the Company's executive officers and other eligible individuals. The principal features of the Bonus Plan are summarized in Item No. 4 to this Proxy Statement. However, no bonuses were paid under the Bonus Plan for the 1996 fiscal year because the operating income of the Company and certain designated subsidiaries did not reach 66.67% of the operating income target established by the Committee for that fiscal year.

         Discretionary Bonus Plan

         In December 1996, the Board of Directors authorized the implementation of the Discretionary Bonus Plan (the "Discretionary Plan") to be administered by this Committee. The purpose of the Discretionary Plan is to assure that a competitive level of total cash compensation is paid, through a combination of base salary and bonus awards to executives and other eligible individuals whose retention is critical to the Company's financial success. Accordingly, the Committee will, with the assistance of the Company's management and such outside compensation specialists as the Committee deems appropriate, undertake a competitive analysis of the Company's compensation each fiscal year to assure that the compensation levels for the Company's key employees remain competitive with other opportunities offered in the relevant marketplace. If the analysis for any fiscal year suggests that the level of cash compensation for that year is not competitive with the industry, then a cash bonus pool for that year will be established for distribution to selected key employees. The bonus distribution will be targeted to those employees considered essential to the Company's continued financial success who would otherwise be vulnerable to competitor recruiting by offers of more attractive compensation. For the 1996 fiscal year, bonuses in the aggregate amount of $267,500 were paid to the Company's executive officers under the Discretionary Plan.

         Stock Options

         Options are designed to align the interests of the executive officers with those of the stockholders, providing each officer with a significant incentive to manage the Company from the long-term perspective of an owner with an equity stake in the business. The stock option plan encourages long-term retention and provides rewards to executives and other eligible employees commensurate with growth in stockholder value. It is the Committee's practice to grant options to purchase shares at the market price on the date of grant with a term of up to ten years. The majority of options granted during 1996 to the Company's executive officers will vest in twelve equal monthly installments, beginning with the thirty-seventh (37th) month following the grant date. Accordingly, these options will provide a return to the option recipient only if he or she remains in the Company's employ and the market price of the underlying shares of common stock appreciates.

         For the 1996 fiscal year, the Committee had the sole responsibility for making option grants to the Company's executive officers. The Committee also approved the guidelines for the option grants made to other key employees during that fiscal year. The number of option shares awarded for the 1996 fiscal year was based on several factors. First, as a result of its review of competitive market data, the Committee targeted total option grants for the 1996 fiscal year between 3% and 3.5% of total shares outstanding. Actual options granted for that fiscal year totaled 3.1% of the weighted average number of shares issued and outstanding. Based on subsequent review of more recent competitive data, the Committee believes that the target for total annual option grants may be below current industry standards and is reviewing that target. Second, since competitive data on the number of options granted to specific management levels and key individual contributors is typically not available, the Committee established guidelines based upon internal estimates of the number of options required to attract and retain these employees. Finally, the Committee considered individual performance in making grants to specific executives. While no explicit consideration was given to the number of unvested options held by an individual at the time the grant was made, the vesting terms of the options typically granted annually to current employees, which specify that the vesting will take place entirely in the fourth year after the grant, are designed so that the vesting will not overlap with previous options. In the case of three new officers, their new-hire options will vest incrementally over the next four (4) years of their continued service. In 1996, the Committee awarded stock options to purchase 43,500 shares of Common Stock each to Mr. Johnson and Dr. Chen in recognition of their continued importance to the Company's success. Option grants to other executive officers ranged from 11,100 shares to 110,000 shares based on their level of responsibility and the Committee's assessment of their individual performance.

Compliance with Internal Revenue Code Section 162(m)

         As a result of Section 162(m) of the Internal Revenue Code, which was enacted into law in 1993, the Company will not be allowed a Federal income tax deduction for compensation paid to certain officers, to the extent that compensation exceeds one (1) million dollar per officer in any one year. This limitation will be in effect for each fiscal year of the Company beginning after December 31, 1993 and will apply to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. At the 1994 Annual Meeting, the Company obtained stockholder approval for certain amendments to the Company's Stock Option Plan which were designed to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan will qualify as performance-based compensation. In March 1996, the Bonus Plan was restructured, effective with the 1996 fiscal year, so that the payments made under that plan would also qualify as performance-based compensation under
Section 162(m). The Bonus Plan was approved by the stockholders at the 1996 Annual Meeting, and the Company obtained a ruling from the Internal Revenue Service that the payments under the Bonus Plan will qualify as performance-based compensation. If the stockholders approve the amendment to the Bonus Plan, as described in Item No. 4 in the Proxy Statement, at the Annual Meeting, then future payments under the Bonus Plan should continue to qualify as performance-based compensation which would not be subject to the Code Section 162(m) limitation on deductibility.

         Other Plans

         All employees, including the Company's executive officers, are eligible to participate in the Company's Employee Stock Purchase Plan and, to the extent that the subsidiary in which they are employed participate, in its cash and deferred profit sharing plans.

                      MEMBERS OF THE COMPENSATION COMMITTEE

Craig R. Barrett    Irwin Federman      Max Palevsky      Masayoshi Takebayashi

Compensation Committee Interlock and Insider Participation

         The members of the Compensation Committee of the Company's Board of Directors are as named above in the Compensation Committee Report. No member of the Compensation Committee was at any time during the 1996 fiscal year, or at any other time, an officer or employee of the Company.

         No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more of its executive officers serving as a member of the Company's Board of Directors or Compensation Committee. Mr. Takebayashi, a member of the Company's Board of Directors and the Compensation Committee, is an executive officer of Kobe Precision, Incorporated, a wholly-owned subsidiary of Kobe Steel, Ltd. ("Kobe") and is a member of the Board of Komag Materials Technology, a joint venture of the Company and Kobe. For further information concerning this joint venture, see the section below entitled Certain Relationships and Related Transactions.

Stock Performance Graph

                               [GRAPHIC OMITTED]

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

--------------------------- --------------- --------------- --------------- ------------- ------------- -------------
Prices   indexed   to   an
initial investment of
$100                           12/27/91        12/31/92        12/31/93       12/30/94      12/29/95      12/27/96
--------------------------- --------------- --------------- --------------- ------------- ------------- -------------
Komag, Incorporated            $100.00         $122.81         $124.56        $183.33       $323.68       $377.19
--------------------------- --------------- --------------- --------------- ------------- ------------- -------------
Nasdaq Composite               $100.00         $120.59         $138.43        $135.31       $191.35       $235.68
--------------------------- --------------- --------------- --------------- ------------- ------------- -------------
Nasdaq Computer Mfg.           $100.00         $137.37         $130.19        $142.99       $225.23       $311.71
--------------------------- --------------- --------------- --------------- ------------- ------------- -------------

                                       29

Summary of Cash and Certain Other Compensation

         The following table sets forth the compensation earned, by the Company's Chief Executive Officer and each of the Company's four other highest-paid executive officers whose base salary and bonus for the 1996 fiscal year was in excess of $100,000 (the "Named Executive Officers"), for services rendered in all capacities to the Company and its subsidiaries for the 1996, 1995 and 1994 fiscal years. No executive officer who would have otherwise been included in such table on the basis of salary and bonus earned for the 1996 fiscal year resigned or terminated employment during that fiscal year.

I.                                 SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------

                                                                              Long Term
                                           Annual Compensation                  Awards
             Name and                      -------------------                Securities      All Other
            Principal                                                         Underlying       Compen-
             Position              Year        Salary           Bonus       Option Granted      sation
             --------              ----        ------           -----       --------------      ------
                                               ($) (1)        ($) (2)            (#)           ($) (3)

Stephen C. Johnson                 1996       $402,000         $ 66,949         43,500         $29,744
President and                      1995       $387,000       $1,049,619         58,000         $39,567
Chief Executive Officer            1994       $368,000         $411,288         46,000          $9,993

Tu Chen                            1996       $402,000         $ 66,949         43,500         $29,744
Chairman of the Board              1995       $387,000       $1,049,619         58,000         $39,514
                                   1994       $368,000         $411,288         46,000          $9,993

Willard Kauffman                   1996       $289,000         $ 78,147         25,500         $21,559
Senior Vice President and          1995       $278,000         $395,699         30,600         $28,609
Chief Operating Officer            1994       $265,000         $208,462         40,000         $10,306

William L. Potts, Jr.              1996       $231,000         $ 62,523         22,950         $17,358
Senior Vice President, Chief       1995       $210,001         $286,967         20,400         $21,687
Financial Officer and Secretary    1994       $197,001         $148,675         16,400          $9,993

William V. Whitmer                 1996       $218,000         $ 83,983         13,800         $16,416
Vice President-Manufacturing-      1995       $210,001         $266,967         18,400         $21,687
U.S. Operations                    1994       $200,000         $138,808         16,400          $9,993
------------------------------------------------------------------------------------------------------------

(1) Includes salary deferred under the Company's Savings and Deferred Profit Sharing Plan and the Company's Deferred Compensation Plan.


                                       30

(2) Includes amounts earned for the indicated year under the Company's Cash Profit Sharing Plan, the Management Bonus Plan and the Discretionary Bonus Plan. Amount earned under the Cash Profit Sharing Plan are accrued during a given year and are paid in July of that year and January or February of the following year. Bonuses earned under the
         Management Bonus Plan are accrued during a given year and paid in January or February of the following year. Bonuses under the Discretionary Bonus Plan are awarded by the Compensation Committee for a particular fiscal year solely on the basis of such Committee's competitive compensation analysis for that year and are paid in January or February of the following year.

(3) Includes for the fiscal years indicated below: (i) the matching contributions ($0.25 match per $1.00 individual contribution) made by the Company on behalf of each Named Executive Officer to the Section 401(k) Savings Program, up to a maximum match of $625 and (ii) the semi-annual profit sharing contributions made by the Company on behalf of each named executive officer to the Savings and Deferred Profit-Sharing Plan and Deferred Compensation Plan:

                  --------------------------------------------------------------
                                                     Matching    Profit Sharing
                                                   Contribution   Contribution
                                                   ------------   ------------
                    Stephen C. Johnson     1996        $625         $29,119
                                           1995        $237         $39,330
                                           1994        $312          $9,681


                    Tu Chen                1996        $625         $29,119
                                           1995        $184         $39,330
                                           1994        $312          $9,681


                    Willard Kauffman       1996        $625         $20,934
                                           1995        $312         $28,297
                                           1994        $625          $9,681


                    William L. Potts Jr.   1996        $625         $16,733
                                           1995        $312         $21,375
                                           1994        $312          $9,681


                    William V. Whitmer     1996        $625         $15,791
                                           1995        $312         $21,375
                                           1994        $312          $9,681
                  --------------------------------------------------------------

Stock Options

         The following table provides information with respect to the stock option grants made for the 1996 fiscal year under the Company's Restated 1987 Stock Option Plan to the Named Executive Officers. Except for the limited stock appreciation right described in Footnote (1) below, which formed part of the option grant made to each of the Named Executive Officers, no stock appreciation rights were granted to such individuals during the 1996 fiscal year.

II.                                              OPTION GRANTS TABLE

---------------------- ------------------------------------------ ----------- --------------------------- ----------------
                                                                                   Potential Realizable
                                                                                 Value at Assumed Annual
                                                                                   Rates of Stock Price
                                    Individual Grants                          Appreciation for Option Term
                                    -----------------                          ----------------------------
                         Number of     % of Total
                        Securities      Options       Exercise
                        Underlying     Granted to     or Base     Expira-                                    Valuation
                         Options      Employees       Price       tion                                     per SFAS 123
                         Granted      in Fiscal     ($/Share)     Date         5%($)(3)      10%($)(3)     pro forma(4)
           Name          (#)(1)          Year          (2)       --------      ---------     ---------     ------------
           ----          ------          ----       ---------
Stephen C. Johnson        43,500         2.63%         $24.31      1/02/06       $665,110     $1,685,528     $686,648
Tu Chen                   43,500         2.63%         $24.31      1/02/06       $665,110     $1,685,528     $686,648
Willard Kauffman          25,500         1.54%         $24.31      1/02/06       $389,892       $988,068     $402,518
William L. Potts, Jr.     22,950         1.39%         $24.31      1/02/06       $350,903       $889,261     $362,266
William V. Whitmer        13,800          .84%         $24.31      1/02/06       $211,000       $534,718     $217,833
---------------------- -------------- ------------- ------------- ----------- ------------ -------------- ----------------

(1) The option granted to each officer will not become exercisable for any of the option shares prior to the officer's completion of 36 months of service with the Company, measured from the grant date. Following the satisfaction of such service requirement, the option will become exercisable in a series of twelve (12) equal and successive monthly installments upon the officer's completion of each additional month of service thereafter. Each option was granted on January 3, 1996 and has a maximum term of 10 years, subject to earlier termination upon the optionee's cessation of service. Each option will become immediately exercisable for all the option shares in the event the Company is acquired by a merger or asset sale (unless the option is assumed or replaced by the acquiring entity) or in the event the optionee's employment terminates by reason of death, permanent disability or retirement at or after age 65. Each option includes a limited stock appreciation right which would result in the cancellation of that option upon a take-over of the Company effected through a hostile tender offer for more than 50% of the Company's outstanding Common Stock. In return, the optionee will be entitled to a cash distribution from the Company per canceled option share equal to the highest reported price paid per share of Common Stock in such tender offer, less the option exercise price per share.

                                       32

(2)      The  exercise  price may be paid in cash,  in  shares of the  Company's
         Common Stock valued at fair market value on the exercise date, or through a cashless exercise procedure involving a same-day sale of the purchased shares.

(3) There is no assurance provided to any executive officer, or any other holder of the Company's securities, that the actual stock price appreciation over the 10 year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(4) For purposes of such pro forma disclosure, the fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 6.1%; volatility factor of the expected market price of the Company's Common Stock of 60%; and a weighted-average expected life of such options of 5.9 years. There was no dividend yield included in the calculation since the Company does not pay dividends. The weighted-average fair value of options granted to all employees during 1996 was $12.88. For officer grants of January 3, 1996, the weighted-average fair value of the options was $15.785.

Option Exercises and Holdings

         The table below sets forth information concerning the exercise of options during the 1996 fiscal year and unexercised options held as of the end of such year by the Named Executive Officers. No stock appreciation rights were exercised during such fiscal year, and except for the limited stock appreciation rights described in Footnote (1) to the Option Grant Table above which form part of each stock option grant, no stock appreciation rights were outstanding at the end of such fiscal year.

III.                                   OPTION EXERCISES AND YEAR-END VALUE TABLE

               Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Value:
-----------------------------------------------------------------------------------------------------------------
                                                                       Number of
                                                                      Securities
                                                                      Underlying               Value of
                                                                      Unexercised            Unexercised
                                                                        Options              In-The-Money
                                  Shares                               At Fiscal          Options at Fiscal
                                 Acquired             Value           Year-End(#)          Year-End ($) (2)
                                on Exercise        Realized (1)    Exercisable (E)/        Exercisable (E)/
           Name                     (#)                (#)         Unexercisable (U)      Unexercisable (U)
           ----                     ---                ---         -----------------      -----------------

   Stephen C. Johnson               --                  --             176,640 E             $3,317,168 E
                                                                       147,500 U             $1,800,467 U


   Tu Chen                        78,000            $2,109,313         102,180 E             $1,847,518 E
                                                                       147,500 U             $1,800,467 U


   Willard Kauffman                 --                  --              46,760 E               $816,430 E
                                                                        97,340 U             $1,272,161 U


   William L. Potts, Jr.           8,250              $163,969          54,770 E             $1,120,666 E
                                                                        59,750 U               $657,008 U


   William V. Whitmer             46,520            $1,031,371          23,475 E               $393,205 E
                                                                        50,745 U               $640,989 U
-----------------------------------------------------------------------------------------------------------------

(1) Value Realized equals the market price value of the shares at the time of exercise less the exercise price thereof.

(2) Excess of the market price per share of the Company's Common Stock at the end of the fiscal year ($26.875) over the option exercise price.

Employment Contracts and Termination of Employment Agreements

         None of the Company's executive officers have employment or severance agreements with the Company.

Certain Relationships and Related Transactions

         In March 1989, the Company formed a joint venture with Kobe Steel USA Holdings Incorporated ("Kobe USA") whereby for $1,400,000 Kobe USA purchased a 45 percent equity ownership in the Company's then wholly-owned subsidiary, Komag Material Technology, Incorporated ("KMT"). Kobe USA, along with its parent corporation, Kobe Steel, Ltd. ("Kobe Steel") (collectively with Kobe USA, "Kobe") is a former holder of greater than 5% of the Company's stock. From March 1989 through December 1990, the Company and Kobe USA have contributed $3,090,000 of additional paid-in capital and made loans totaling $6,090,000 (which were fully repaid by the end of fiscal 1995) to KMT, both in proportion to their respective ownership interests in KMT. On December 28, 1995, the Company purchased 25% of KMT's outstanding stock from Kobe, thereby reducing Kobe's ownership to 20%. The purchase price of this transaction was $6,750,000.

         Under the joint venture agreements, Kobe agreed to supply substrate blanks to KMT and the Company agreed to purchase KMT's entire output of finished substrates. The Company made payments of approximately $43,168,551 to KMT in 1996 for the purchase of finished aluminum substrates. These payments were determined pursuant to a formula-based price whereby the prices paid by the Company may be higher or lower than those available from unrelated third parties. In 1996 the Company also purchased approximately $53,554,000 of products from Kobe Steel and its subsidiaries and distributors. The Company believes that the terms and conditions for the above payments are as favorable as could be obtained from unrelated third parties.

         Pursuant to the terms of a Common Stock Purchase Agreement between Kobe USA and the Company (the "Kobe Agreement"), in March 1990 Kobe USA purchased 2,000,000 shares of the Company's Common Stock for $20,000,000. Kobe has agreed to limit its ownership of the Company's total voting securities to not greater than twenty percent (20%), except that under circumstances such as a potential change of control or the emergence of a larger stockholder, Kobe has a right of first refusal with respect to the issuance of new securities by the Company, and is also entitled to consideration as a future joint venture partner of the Company. In addition, the Kobe Agreement generally restricts the right of Kobe to sell or transfer the shares acquired under the Kobe Agreement. Kobe is also required to vote its shares as directed by the Board of Directors of the Company, subject to certain exceptions, such as upon the liquidation or disposition of the Company. Further, so long as Kobe continues to own at least 2,000,000 shares of the Company's Common Stock, the Kobe Agreement provides that the Board of Directors of the Company and its Nominating Committee are generally required to facilitate the election of a designee of Kobe to the Company's Board of Directors and to the Nominating Committee. See "Item No. 1--Election of Directors" above.

         The Company and Asahi Glass Co., Ltd. ("Asahi"), a former holder of greater than 5% of the Company's stock, also entered into a Common Stock Purchase Agreement (the "Asahi Agreement") for the purchase of 2,000,000 shares of the Company's Common Stock for $20,000,000 in January, 1989. The Asahi Agreement was amended in March, 1990 to conform substantially with the terms and conditions of the Kobe Agreement. Mr. Neil, a member of the Company's Board of Directors, is an executive officer of Asahi Glass America, Incorporated ("Asahi America"), an affiliate of Asahi Glass Co. See "Item No. 1--Election of Directors" above. In 1996, the Company purchased approximately $58,000 worth of equipment from Asahi. The Company believes that the terms and conditions of these purchases were as favorable as could be obtained from unrelated third parties.

         In 1996, the Company recorded sales of approximately $39,876,000 to Asahi Komag Co., Ltd. ("AKCL"), a joint venture between the Company and Asahi that manufacturers thin-film media in Japan, and made purchases of approximately $12,145,000 from AKCL. The Company believes that the terms and conditions of these purchases were as favorable as could be obtained from unrelated third parties.

         In September 1994, the Company announced its participation in Headway Technologies, Inc. ("Headway"), a new company formed to research, develop and manufacture advanced magnetoresistive ("MR") heads for the data storage industry. Hewlett-Packard Company ("HP") and AKCL provided the initial cash funding to Headway in exchange for equity interests. The Company and Asahi Glass America, Inc., a wholly-owned subsidiary of Asahi, licensed to Headway MR technology and contributed research and production equipment in exchange for equity. The total investment made or committed by the above-mentioned parties approximated $36,000,000 in cash and assets plus the contribution of certain technology in exchange for additional equity ownership. As a result of these transactions, directly or indirectly Asahi contributed $8,400,000 and had a voting interest in Headway of less than 20%. Effective February 4, 1997, AKCL, Asahi Glass America, Inc., HP and Komag sold all of their interest in Headway to new investors. The Company retains no remaining interest in Headway.


Compliance with Section 16(a) Beneficial Ownership Reporting

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely upon written review of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 29, 1996, all
Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent stockholders were met in a timely manner, except that (i) Mr. Neil did not file a timely Form 4 report with respect to his purchase of 1,000 shares of the Company's common stock in August 1996, and (ii) Mr. Wey did not file a timely Form 5 report with respect to his gifts of 1,494 shares of the Company's common stock made in January 1996. Mr. Neil subsequently reported his purchase transaction on a Form 5 report timely filed for the 1996 fiscal year, and Mr. Wey reported his gift on a late Form 5 report filed in March 1997.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders that are intended to be presented at the Company's Annual Meeting of Stockholders to be held in 1998 must be received by the Company no later than December 27, 1997 in order to be included in the proxy statement and proxy relating to that meeting.

                                        By Order of the Board of Directors



                                        TU CHEN
                                        Chairman of the Board

                               KOMAG, INCORPORATED

                         RESTATED 1987 STOCK OPTION PLAN

                      (Amended and Restated March 28, 1997)


                                   ARTICLE ONE

                               GENERAL PROVISIONS


       I.         PURPOSES OF THE PLAN

                  This Restated 1987 Stock Option Plan (the "Plan") is intended to promote the interests of Komag, Incorporated, a Delaware corporation (the "Corporation"), by providing a method whereby eligible individuals may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation and continue to render services to the Corporation (or its parent or subsidiary corporations).

      II.         STRUCTURE OF THE PLAN

                  A. Option Programs. The Plan shall be divided into two separate components: the Discretionary Option Grant Program described in Article Two and the Automatic Option Grant Program described in Article Three. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, each eligible member of the Corporation's Board of Directors (the "Board") will automatically receive an option grant to purchase shares of Common Stock in accordance with the provisions of Article Three.

                  B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Four of the Plan shall apply to the Discretionary Option Grant Program and the Automatic Option Grant Program and shall accordingly govern the interests of all individuals under the Plan.

     III.         ADMINISTRATION OF THE PLAN

                  A. The Discretionary Option Grant Program shall be administered by one or more committees comprised of Board members. The primary committee (the "Primary Committee") shall be comprised of two or more non-employee Board members and shall have sole and exclusive authority to grant stock options and stock appreciation rights under the Discretionary Option Grant Program to officers and employee-directors of the Corporation subject to the short-swing profit restrictions of the Federal securities laws. Stock options may be granted under the Discretionary Option Grant Program to all other eligible employees and consultants by either the Primary Committee or a second committee comprised of two or more employee-Board members (the "Secondary Committee"). The members of the Primary Committee and the Secondary Committee shall each serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

                  B. Subject to the limited authority provided the Secondary Committee to effect option grants in accordance with the provisions of paragraph III.A of this Article One, the Primary Committee shall serve as the Plan Administrator and shall have full power and authority (subject to the express provisions of the Discretionary Option Grant Program) to establish such rules and regulations as it may deem appropriate for the proper administration of such program and to make such determinations under the program and any outstanding option as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties with an interest in the Plan or any outstanding option under this Discretionary Option Grant Program.

                  C. Administration of the Automatic Option Grant Program shall be self- executing in accordance with the express terms and conditions of Article Three.

      IV.         ELIGIBILITY FOR OPTION GRANTS

                  A. The persons eligible to receive options pursuant to the Discretionary Option Grant Program under Article Two of the Plan shall be

                          -  those  key   employees   (including   officers  and
         directors) of the Corporation (or its parent or subsidiary corporations) who render services which tend to contribute materially to the success of the Corporation (or its parent or subsidiary corporations) or which may reasonably be anticipated to contribute materially to the future success of the Corporation (or its parent or subsidiary corporations),

                          - non-employee Board members who render valuable services to the Corporation (or its parent or subsidiary corporations), and

                          - those independent contractors and consultants who provide valuable services to the Corporation (or its parent or subsidiary corporations).

                  B. Non-employee Board members shall also be eligible to receive automatic option grants under the provisions of Article Three.

                                       2.

                  C. The Plan Administrator shall have full authority to select the eligible individuals who are to receive option grants under the Plan, the number of shares to be covered by each granted option, whether such option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code or a non-statutory option ("Non-Statutory Option") not intended to meet such requirements, the time or times at which such option is to become exercisable and the maximum term for which the option is to be outstanding.

                  D. For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the
Corporation:

                           Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent corporation of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                           Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       V.         STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of shares which may be issued over the term of the Plan shall not exceed 18,140,000* shares (subject to adjustment from time to time in accordance with paragraph V.D of this Article One). Such share reserve includes an increase of 2,500,000 shares that was adopted by the Board on March 28, 1997, subject to stockholder approval at the 1997 Annual Meeting.

--------
*Adjusted to reflect (i) the two-for-one split of the Common Stock effected in December 1995 and (ii) the 3,000,000-share (post-split) increase adopted by the Board in January 1996 and approved by the stockholders at the 1996 Annual Meeting. In no event, however, shall more than shares of Common Stock
(post-split) be issuable under the Plan after March 17, 1997, subject to adjustment under paragraph V.D of this Article One in the event of certain changes in the Corporation's capital structure.

                                       3.

                  B. In no event any one individual participating in the Plan be granted stock options and separately exercisable stock appreciation rights for more than 3,000,000 shares of Common Stock (as adjusted for the December 1995 split) in the aggregate over the remaining term of the Plan, subject to adjustment from time to time in accordance with paragraph V.D of this Article One. For purposes of such limitation, no stock options or stock appreciation rights granted prior to January 1, 1994 shall be taken into account.

                  C. Should an option be terminated for any reason prior to exercise in whole or in part, the shares subject to the portion of the option not so exercised shall be available for subsequent option grants under this Plan. In addition, unvested shares issued under the Plan and subsequently repurchased by the Corporation at the original exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, shares subject to any option or portion thereof cancelled in accordance with paragraph IV of Article Two or paragraph III of Article Three and shares repurchased by the Corporation pursuant to its repurchase rights under the Plan shall not be available for subsequent option grants under the Plan.

                  D. In the event any change is made to the Common Stock issuable under the Plan (whether by reason of (i) merger, consolidation or reorganization or (ii) recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other similar change affecting the outstanding Common Stock as a class without receipt of consideration), then unless such change results in the termination of all outstanding options pursuant to the provisions of paragraph III of Articles Two and Three of the Plan, appropriate adjustments shall be made to (i) the aggregate number and/or class of shares issuable under the Plan, (ii) the maximum number and/or class of shares for which stock options and separately exercisable stock appreciation rights may be granted to any one participant in the aggregate after December 31, 1993, (iii) the number and/or class of shares and price per share in effect under each outstanding option under the Discretionary Option Grant Program, (iv) the number and/or class of shares per non-employee Board member for which automatic option grants are subsequently to be made under the Automatic Option Grant Program, and (v) the number and/or class of shares and price per share of the Common Stock in effect under each automatic grant outstanding under the Automatic Option Grant Program. The purpose of such adjustments to the outstanding options shall be to preclude the enlargement or dilution of rights and benefits under such options.



                                       4.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


       I.         TERMS AND CONDITIONS OF OPTIONS

                  Options  granted   pursuant  to  this  Article  Two  shall  be
authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees may only be granted Non-Statutory options. The granted options shall be evidenced by instruments in such form as the Plan Administrator shall from time to time approve; provided, however, that each such instrument shall comply with and incorporate the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of paragraph II of this Article Two.

                  A.       Option Price.

                           1. The option  price per share  shall be fixed by the
Plan Administrator. In no event, however, shall the option price per share be less than one hundred percent (100%) of the fair market value per share of Common Stock on the date of the option grant.

                           2. The option price shall become immediately due upon
exercise of the option and shall, subject to the provisions of paragraph VI of this Article Two and the instrument evidencing the grant, be payable as follows:

                                  (i) full payment in cash or check drawn to the
         Corporation's order;

                                  (ii) full  payment  in shares of Common  Stock
         held by the optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at fair market value on the Exercise Date (as such term is defined below) equal to the option price; or

                                  (iii) full payment  through a  combination  of
         shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at fair market value on the Exercise Date and cash or check, equal in the aggregate to the option price.

                                  (iv) to the extent the option is exercised for
         vested   shares,   the  option   price  may  also  be  paid  through  a
         broker-dealer sale and

                                       5.

         remittance procedure pursuant to which the optionee shall provide irrevocable instructions to (I) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, an amount equal to the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (II) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm.

                           For  purposes of this  subparagraph  2, the  Exercise
Date shall be the date on which notice of the exercise of the option is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

                           3. The fair market  value of a share of Common  Stock
on any relevant date under subparagraph 1 or 2 above (and for all other valuation purposes under the Plan) shall be determined in accordance with the following provisions:

                                  (i) If the Common  Stock is at the time traded
         on the Nasdaq National Market, then the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the fair market value shall be the closing selling price on the last preceding date for which such quotation exists.

                                  (ii) If the Common Stock is at the time listed
         on either the New York Stock Exchange or the American Stock Exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on such exchange, as such price is officially quoted in the composite tape of transactions on that exchange. If there is no closing selling price for the Common Stock on the date in question, then the fair market value shall be the closing selling price on the last preceding date for which such quotation exists.

                  B.       Term and Exercise of Options.

                           Each option  granted  under this Article Two shall be
exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option; provided,

                                       6.

however, that no option granted under this Article Two shall have a maximum term in excess of ten (10) years from the grant date.

                  C.       Limited Transferability of Options.

         During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution following the optionee's death. However, the Plan Administrator may grant one or more Non-Statutory Options under this Article Two which may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                  D.       Termination of Service.

                           1. Should an optionee  cease to remain in Service for
any reason (including death,  permanent disability or retirement at or after age
65) while the holder of one or more outstanding options granted to such optionee under the Plan, then such option or options shall not (except to the extent otherwise provided pursuant to paragraph VII below) remain exercisable for more than a twelve (12)-month period (or such shorter period as is determined by the Plan Administrator and set forth in the option agreement) following the date of cessation of Service; provided, however, that under no circumstances shall any such option be exercisable after the specified expiration date of the option term. Except to the extent otherwise provided pursuant to subparagraph I.D.4 below, each such option shall, during such twelve (12)-month or shorter period, be exercisable for any or all vested shares for which that option is exercisable on the date of such cessation of Service. Upon the expiration of such twelve
(12)-month or shorter period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any such vested shares for which the option has not been exercised. However, the option shall, immediately upon the optionee's cessation of Service, terminate and cease to be outstanding with respect to any option shares in which the optionee is not otherwise at that time vested or for which the option is not otherwise at that time exercisable.

                           2. Should the optionee die while in Service, or cease
to remain in Service and thereafter die while the holder of one or more outstanding options under the Plan, each such option may be exercised by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution but, except to the extent otherwise provided pursuant to subparagraph I.D.4 below, only to the extent of the

                                       7.

number of vested shares (if any) for which the option is exercisable on the date of the optionee's death. Such exercise must be effected prior to the earlier of
(i) the first anniversary of the date of the optionee's death or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be exercisable.

                           3. If (i) the  optionee's  Service is terminated  for
cause (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement or any unauthorized disclosure or use of confidential information or trade secrets) or (ii) the optionee makes or attempts to make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options granted the optionee under the Plan shall terminate and cease to be exercisable immediately upon such cessation of Service or (if earlier) upon such unauthorized use or disclosure of confidential or secret information or attempt thereat.

                           4.  The  Plan   Administrator   shall  have  complete
discretion, exercisable either at the time the option is granted or at the time the optionee dies, retires at or after age 65, or ceases to remain in Service, to establish as a provision applicable to the exercise of one or more options granted under the Plan that during the limited period of exercisability following death, retirement at or after age 65, or cessation of Employee status as provided in subparagraph I.D.1 or I.D.2 above, the option may be exercised not only with respect to the number of vested shares for which it is exercisable at the time of the optionee's cessation of Service, but also with respect to one or more subsequent installments in which the optionee would have otherwise vested had such cessation of Service not occurred.

                           5. For purposes of the  foregoing  provisions of this
paragraph I.D (and all other provisions of the Plan),

                           - The optionee shall be deemed to remain in the Service of the Corporation for so long as such individual renders services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor.

                           - The optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Corporation or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer not only as to the work to be performed but also as to the manner and method of performance.


                                       8.

                  D.       Stockholder Rights.

                           An option  holder  shall have none of the rights of a
stockholder with respect to any shares covered by the option until such individual shall have exercised the option, paid the option price and been issued a stock certificate for the purchased shares. No adjustment shall be made for dividends or distributions (whether paid in cash, securities or other property) for which the record date is prior to the date the stock certificate is issued.

                  E.       Repurchase Rights.

                           The shares of Common Stock acquired upon the exercise
of options granted under this Article Two may be subject to repurchase by the Corporation in accordance with the following provisions:

                           The Plan  Administrator  shall have the discretion to
authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

                           All  of  the  Corporation's   outstanding  repurchase
rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under paragraph III of this Article Two, except to the extent: (i) any such repurchase right is to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                           The Plan  Administrator  shall have the discretionary
authority, exercisable either before or after the optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the optionee under this Article Two and thereby accelerate the vesting of such shares in connection with the optionee's cessation of Service.

      II.         INCENTIVE OPTIONS

                  The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as "non-qualified"

                                       9.

or "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions:

                  A. Option Price. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date of grant.

                  B. Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the shares of Common Stock for which one or more options granted to any employee under the Plan (or any other option plan of the Corporation or any parent or subsidiary corporation) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  C. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

                  Except as modified by the preceding provisions of this paragraph II, the provisions of Articles One, Two and Four of the Plan shall apply to all Incentive Options granted hereunder.

     III.         CORPORATE TRANSACTIONS

                  A. In the event of any of the following stockholder-approved transactions (a "Corporate Transaction"):

                                  (i) a  merger  or  acquisition  in  which  the
         Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Corporation's incorporation,

                                  (ii) the sale,  transfer or other  disposition
         of all or substantially all of the assets of the Corporation, or

                                  (iii)   any   reverse   merger  in  which  the
         Corporation is the surviving entity,


                                       10.

                           then each option  outstanding  under this Article Two
shall automatically become exercisable, during the five (5) business day period immediately prior to the specified effective date for the Corporate Transaction, with respect to the full number of shares of Common Stock purchasable under such option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. An outstanding option under the Plan shall not be so accelerated, however, if and to the extent (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof or (ii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant.

                  B. Immediately following the consummation of the Corporate Transaction, all outstanding options under the Plan shall, to the extent not previously exercised or assumed by the successor corporation or its parent company, terminate and cease to be exercisable.

                  C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

                  D.  The  portion  of  any  Incentive  Option   accelerated  in
connection with a Corporate Transaction shall remain subject to the applicable limitations of paragraph II.B.

                  E. Option grants under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      IV.         STOCK APPRECIATION RIGHTS

                  A. Officers and non-employee Board members of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over effected at any time after the Corporation's outstanding Common Stock is registered under Section 12(g) of the Exchange Act, each outstanding option with such a limited stock

                                       11.

appreciation right shall automatically be cancelled and the optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. The Plan Administrator shall pre-approve, at the time the limited right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section IV. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution.

                  B. For purposes of paragraph IV.A, the following definitions shall be in effect:

                           A Hostile Take-Over shall be deemed to occur in the event any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Corporation's stockholders to accept.

                           The Take-Over Price per share shall be deemed to be equal to the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of subparagraph I.A.3, or (b) the highest reported price per share paid in effecting such Hostile TakeOver. However, if the cancelled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

                  C. The shares of Common Stock subject to any option cancelled for an appreciation distribution pursuant to this paragraph V shall not be available for subsequent option grant under the Plan.

       V.         EXTENSION OF EXERCISE PERIOD

                  The Plan Administrator shall have full power and authority, exercisable from time to time in its sole discretion, to extend, either at the time the option is granted or at any time while such option remains outstanding, the period of time for which the option is to remain exercisable following the optionee's cessation of Service or death from the twelve (12)-month or shorter period set forth in the option agreement to such greater period of

                                       12.

time as the Plan Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.


                                       13.

                                  ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM


        I.        ELIGIBILITY

                  The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three shall be limited to the following:

                                  (i) each individual  serving as a non-employee
         member of the Board on January 24, 1995, the effective date of this Automatic Option Grant Program (the "Effective Date"); and

                                  (ii) each individual who is first appointed or
         elected as a non-employee Board member at any time after the Effective Date.

       II.        TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

                  A. Grant Dates. Option grants will be made under this Article Three on the dates specified below:

                                  (i)  Each   individual  who  first  becomes  a
         non-employee Board member at any time after the Effective Date, whether through election at an Annual Stockholders Meeting or through appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a Non-Statutory Option to purchase 30,000 shares of Common Stock upon the terms and conditions of this Article Three. The size of such grant has been adjusted to reflect the two-for-one split of the Common Stock which occurred in December 1995, but then reduced by twenty-five percent (25%) to effect a net adjustment on a 1.5-for-one basis.

                                  (ii) On the date of each  Annual  Stockholders
         Meeting, beginning with the 1995 Annual Stockholders Meeting, each individual who is at the time elected or reelected as a non-employee member of the Board shall receive an additional grant of a Non-Statutory Option under the Plan to purchase 7,500 shares of the Common Stock, provided such individual has been a member of the Board for at least six (6) months. The size of such grant has been adjusted to reflect the two-for-one split of the Common Stock which occurred in December 1995, but then reduced by twenty-five percent (25%) to effect a net adjustment on a 1.5-for-one basis.

                  The applicable 30,000-share and 7,500-share limitations on the automatic option grants to be made to non-employee Board members under this Article Three shall

                                       14.

be subject to periodic adjustment pursuant to the applicable provisions of paragraph V.C of Article One.

                  B. Exercise Price. The exercise price per share shall be equal to one hundred percent (100%) of the fair market value per share of Common Stock on the automatic grant date.

                  C.       Payment.

                           The  exercise  price  shall be  payable in one of the
alternative forms specified below:

                                  (i) full payment in cash or check made payable
         to the Corporation's order;

                                  (ii) full  payment  in shares of Common  Stock
         held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at fair market value on the Exercise Date (as such term is defined below); or

                                  (iii) full payment in a combination  of shares
         of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at fair market value on the Exercise Date and cash or check payable to the Corporation's order.

                                  (iv) the option price may also be paid through
         a broker-dealer sale and remittance procedure pursuant to which the optionee shall provide irrevocable instructions to (I) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, an amount equal to the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (II) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm.

                  For purposes of this subparagraph, the Exercise Date shall be the date on which notice of the option exercise is delivered to the Corporation, and the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the provisions of paragraph I.A.3 of Article Two. Except to the extent the sale and remittance procedure specified above is utilized for the exercise of the option, payment of the exercise price for the purchased shares must accompany such notice.


                                       15.

                  D. Option Term. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

                  E. Exercisability. The initial 30,000-share automatic grant made to each newly-elected or newly-appointed non-employee Board member shall become exercisable for the option shares in four (4) installments as follows:

                                  (i) The option  shall become  exercisable  for
         twenty- five percent (25%) of the option shares upon the completion of twelve (12) months of Board service measured from the automatic grant date.

                                  (ii) The option shall become  exercisable  for
         an additional twenty-five percent (25%) of the option shares upon the completion of twenty-four (24) months of Board service measured from the automatic grant date.

                                  (iii) The option shall become  exercisable for
         an additional twenty-five percent (25%) of the option shares upon the completion of thirty-six (36) months of Board service measured from the automatic grant date.

                                  (iv) The option shall become  exercisable  for
         the final twenty-five percent (25%) of the option shares upon the completion of forty-eight (48) months of Board service measured from the automatic grant date.

                           The  annual  7,500-share  option  grant  made to each
re-elected non- employee Board member shall become exercisable for all the option shares upon the optionee's completion of twelve (12) months of Board service measured from the automatic grant date.

                           As the  option  becomes  exercisable  for one or more
installments of the option shares, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the expiration or sooner termination of the option term. The option, however, shall not become exercisable for any additional option shares following the optionee's cessation of Board service, except to the extent the option is otherwise to become exercisable in accordance with the provisions of paragraph III of this Article Three.

                  F. Limited Transferability of Options. During the lifetime of the optionee, the option shall only be exercisable by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or the by the laws of descent and distribution following the optionee's death. However, each option granted under this Automatic Option Grant Program on or after the date of the 1997 Annual Stockholders Meeting shall be assignable in whole or in part by the optionee during his or her lifetime,

                                       16.

but only to the extent such assignment is made in connection with the optionee's estate plan to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                  G.       Effect of Termination of Board Membership.

                           1. Should the optionee cease to be a Board member for
any reason (other than death) while holding an automatic option grant under this Article Three, then such optionee shall have a six (6)-month period following the date of such cessation of Board membership in which to exercise such option for any or all of the shares of Common Stock for which the option is exercisable at the time the optionee ceases service as a Board member.

                           2. Should the optionee  die while  serving as a Board
member or during the six (6)-month period following his or her cessation of Board service, then the option may subsequently be exercised, for any or all of the shares of Common Stock for which the option is exercisable at the time of the optionee's cessation of Board membership, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. Any such exercise must, however, occur within twelve
(12) months after the date of the optionee's death.

                           3. In no event shall any  automatic  grant under this
Article Three remain exercisable after the specified  expiration date of the ten
(10)-year option term. Upon the expiration of the applicable exercise period in accordance with subparagraphs 1 and 2 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be exercisable.

                  H. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have no stockholder rights with respect to any shares covered by such option until such individual shall have exercised the option, paid the exercise price for the purchased shares and been issued a stock certificate for such shares.

                  I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the prototype Non-statutory Stock Option Agreement attached as Exhibit A to the Plan.


                                       17.

      III.        CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-
                  OVER

                  A. In connection with any Corporate Transaction (as such term is defined in paragraph III of Article Two, above), the exercisability of each automatic option grant outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Upon the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  B. In connection with any Change in Control of the Corporation, the exercisability of each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. For purposes of this Article Three, a Change in Control shall be deemed to occur in the event:

                                  (i) any  person or  related  group of  persons
         (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer; or

                                  (ii) there is a change in the  composition  of
         the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                  C. Upon the occurrence of a Hostile Take-Over, each automatic option grant which has been outstanding under this Article Three shall automatically be cancelled in return for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over

                                       18.

(ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. Stockholder approval of this 1997 restatement of the Plan shall constitute pre-approval of each option subsequently granted with such an automatic cancellation provision and the subsequent cancellation of that option in accordance with the terms and provisions of this paragraph III.C. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution.

                  D. For purposes of this Article Three, Hostile Take-Over shall have the meaning assigned to such term in paragraph V.B of Article Two. The Take-Over Price per share shall be deemed to be equal to the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of paragraph I.A.3 of Article Two, or (b) the highest reported price per share paid in effecting such Hostile Take-Over.

                  E. The shares of Common Stock subject to each option cancelled in connection with the Hostile Take-Over shall not be available for subsequent issuance under this Plan.

                  F. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.



                                       19.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

        I.        AMENDMENT OF THE PLAN

                  The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

       II.        EFFECTIVE DATE AND TERM OF PLAN

                  A. The Corporation's 1983 Stock Option Plan was initially adopted by the Board of Directors in October 1983 and approved by the Corporation's stockholders in November 1983. In January 1987, the Plan was renamed the Komag, Incorporated 1987 Stock Option Plan. The Board then amended the Plan in May 1987 and such amendment was approved by the stockholders at the Annual Meeting held in May 1987. The Plan was subsequently amended and restated by the Board in December 1987 and January 1988, respectively, and such restatement and amendments were approved by the stockholders at the Annual Meeting held in June of 1988. The Plan was further amended by the Board in January 1991 and the amendment was approved by the stockholders in May 1991. The January 23, 1992 restatement of the Plan, together with the 1,000,000 share increase, was approved by the Board on January 23, 1992 and became effective on such date. The stockholders approved the January 23, 1992 restatement on May 21, 1992. On January 27, 1994, the Board adopted an amendment which increased the number of shares of Common Stock issuable under the Plan by an additional
1,000,000 shares. The increase was approved by the stockholders at the 1994 Annual Meeting.

                  B. On January 24, 1995, the Board approved an amendment to the Plan to effect the following changes to the Automatic Option Grant Program: (i) increase the number of shares subject to the initial automatic option grant made to newly-elected or newly-appointed non-employee Board members from 3,500 shares to 20,000 shares per individual; (ii) increase the number of shares subject to the annual automatic option grant made to each re-elected non-employee Board member from 3,500 shares to 5,000 shares; and (iii) adjust the vesting schedule in effect for each such annual 5,000-share grant to provide for full vesting upon completion of one (1) year of Board service rather than annual vesting over a four (4)-year period. The amendments to the Automatic Option Grant Program were approved by the stockholders at the 1995 Annual Meeting.

                  C. In January 1996 the Board approved an amendment to the Plan to (i) eliminate the discretion of the Plan Administrator to grant options under the Discretionary Option Grant Program with an exercise price per share less than 100% of the fair market

                                       20.

value per share of Common Stock on the grant date, (ii) eliminate the loan provisions of the Plan pursuant to which one or more holders of options under the Discretionary Option Grant Program would have otherwise had the opportunity to finance the exercise of those options through the delivery of full-recourse promissory notes, (iii) increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 3,000,000 shares and
(iv) adjust the number of shares granted to non-employee Board members. The clause (iii) and (iv) amendments were approved by the stockholders at the 1996 Annual Meeting.

                  D. In March 1997 the Board amended and restated the Plan to effect the following revisions: (i) increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 2,500,000 shares, (ii) render the non-employee Board members eligible to receive option grants under the Discretionary Option Grant Program, (iii) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price or issue price paid per share to be reissued under the Plan, (iv) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and (v) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities Exchange Act of 1934, as amended, which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The 1997 restatement of the Plan is subject to stockholder approval at the 1997 Annual Meeting.

                  E. The special sale and remittance procedure for the exercise of outstanding options under the Plan, which was approved by the Board in January 1991, shall be in effect for all options outstanding as of January 24, 1991 which already include such procedure as a method of exercise and for all options granted after January 24, 1991. In addition, such procedure shall be available for all non-qualified options currently held by officers and directors which do not otherwise include such procedure and for any disqualifying dispositions of Incentive Option shares effected after January 24, 1991.

                  F. The provisions of each restatement and amendment of the Plan apply only to stock options and stock appreciation rights granted under the Plan from and after the effective date of such restatement or amendment. All stock options and stock appreciation rights issued and outstanding under the Plan immediately prior to such effective date shall continue to be governed by the terms and conditions of the Plan (and the respective instruments evidencing each such option or stock appreciation right) as in effect on the date each such option or stock appreciation right was previously granted, and nothing in any such restatement or amendment shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options or stock appreciation rights with respect to their acquisition of shares of Common Stock under such options or their exercise of such stock appreciation rights.


                                       21.

                  G. Unless sooner terminated in accordance with paragraph III of Articles Two and Three, the Plan shall terminate upon the earlier of (i) January 22, 2002 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise or surrender of options granted hereunder. If the date of termination is determined under clause (i) above, then options outstanding on such date shall not be affected by the termination of the Plan and shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

                  H. Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided (i) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such option and is thereafter submitted to the Corporation's stockholders for approval and (ii) each option so granted is not to become exercisable, in whole or in part, at any time prior to the obtaining of such stockholder approval.

      III.        USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

       IV.        TAX WITHHOLDING

                  The Corporation's obligation to deliver shares or cash upon the exercise or surrender of any option granted under the Discretionary Option Grant Program shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

        V.        NO EMPLOYMENT/SERVICE RIGHTS

                  Neither the action of the Corporation in establishing or restating the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the restated Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.


                                       22.

       VI.        REGULATORY APPROVALS

                  The implementation of the Plan, the granting of any option hereunder, and the issuance of stock upon the exercise or surrender of any such option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.


                                       23.

                                    EXHIBIT A

                              Non-Employee Director

                      Non-Statutory Stock Option Agreement

                                    EXHIBIT A

                               KOMAG, INCORPORATED
                  NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT

                              INITIAL OPTION GRANT

RECITALS

                  A. The Corporation has approved an automatic option grant program under the Restated 1987 Stock Option Plan (the "Plan") pursuant to which the non-employee members of the Corporation's Board of Directors (the "Board") will automatically receive periodic option grants designed to reward them for services they have rendered to the Corporation and to encourage them to continue in the service of the Corporation.

                  B. Optionee is a non-employee member of the Board, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant on this day of a stock option to purchase shares of the Corporation's common stock, $0.01 par value ("Common Stock"), under the Plan.

                  C. The granted option is intended to be a non-statutory option which does not meet the requirements of Section 422 of the Internal Revenue Code.

                  NOW, THEREFORE, it is hereby agreed as follows:

                  1. Grant of Option. Subject to and upon the terms and conditions set forth in this Agreement and in the notice of grant accompanying this Agreement ("Notice of Grant"), there is hereby automatically granted to Optionee, as of the date of grant specified in the Notice of Grant (the "Grant Date"), a stock option to purchase up to the number of shares of the Corporation's Common Stock (the "Option Shares") as is specified in the Notice of Grant at the price per share (the "Option Price") specified in the Notice of Grant which is one hundred percent (100%) of the fair market value of the Corporation's Common Stock on the grant date.

                  2. Option Term. The automatic option grant shall have a term of ten (10) years measured from the automatic grant date and shall accordingly expire at the close of business on the Expiration Date specified in the Notice of Grant, unless sooner terminated in accordance with Paragraph 5 or 7.

                  3. Limited Transferability. This option may, in connection with optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the administrator of the Plan may deem appropriate.

                  4. Dates of Exercise. This option shall become exercisable for the Option Shares in a series of four (4) successive annual installments as follows:

                                  (i) The option  shall become  exercisable  for
         twenty- five percent (25%) of the Option Shares upon the completion of twelve (12) months of Board service measured from the automatic grant date.

                                  (ii) The option shall become  exercisable  for
         an additional twenty-five percent (25%) of the Option Shares upon the completion of twenty-four (24) months of Board service measured from the automatic grant date.

                                  (iii) The option shall become  exercisable for
         an additional twenty-five percent (25%) of the Option Shares upon the completion of thirty-six (36) months of Board service measured from the automatic grant date.

                                  (iv) The option shall become  exercisable  for
         the final twenty-five percent (25%) of the Option Shares upon the completion of forty-eight (48) months of Board service measured from the automatic grant date.

                           As the  option  becomes  exercisable  for one or more
installments of the Option Shares, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the expiration or sooner termination of the option term.

                  5. Termination of Board Membership. Should the Optionee's service as a Board member cease while this option remains outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to remain outstanding) prior to the Expiration Date in accordance with the following provisions:

                                  (i) Should Optionee cease to be a Board member
         for any reason other than death while holding this option, then the period for exercising this option shall be reduced to a six (6)-month period commencing with the date of such cessation of Board membership, but in no event shall this option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares (if any) for which it is exercisable on the date the Optionee ceased service as a Board member.

                                       2.

         Upon the expiration of such six (6)-month period or (if earlier) upon the specified Expiration Date of the option term, the option shall terminate and cease to be exercisable.

                                  (ii) Should  Optionee  die while  serving as a
         Board member or during the six (6)-month period following his or her cessation of Board service, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option for any or all of the Option Shares for which the option is at the time exercisable. Such right of exercise shall terminate, and this option shall accordingly cease to be outstanding, upon the earlier of
         (A) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (B) the specified Expiration Date of the option term.

                  6.       Adjustment in Option Shares.

                  A. In the event any change is made to the Common Stock issuable under the Plan (whether by reason of (i) merger, consolidation or reorganization or (ii) recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other similar change affecting the outstanding Common Stock as a class without receipt of consideration), then, unless such change results in the termination of all outstanding options pursuant to the provisions of paragraph III of Articles Two and Three of the Plan, the number and class of securities purchasable under this option and the Option Price payable per share shall be appropriately adjusted to prevent the dilution or enlargement of the Optionee's rights and benefits hereunder.

                  B. If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Option Price, provided the aggregate Option Price shall remain the same.

                  7. Corporate Transaction. In the event of any of the following stockholder-approved transactions (a "Corporate Transaction"):

                                  (i) a  merger  or  acquisition  in  which  the
         Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Corporation's incorporation,

                                  (ii) the sale,  transfer or other  disposition
         of all or substantially all of the assets of the Corporation, or

                                       3.

                                  (iii)   any   reverse   merger  in  which  the
         Corporation is the surviving entity,

                           this option,  to the extent  outstanding at the time,
shall automatically accelerate so that such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares at the time subject to the option and may be exercised for any or all of those Option Shares as fullyvested shares. Immediately following the consummation of the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  8.       Change In Control/Hostile Takeover.

                  A. Immediately prior to the occurrence of a Change in Control as defined below, this option, to the extent outstanding at the time, shall automatically accelerate and become immediately exercisable for all of the Option Shares at the time subject to the option and may be exercised for any or all of those Option Shares as fully-vested shares. The option shall remain exercisable for such fully-vested shares until the earlier of (i) the specified Expiration Date of the option term or (ii) the termination of the option pursuant to the provisions of Paragraph 5.

                  B. Upon the occurrence of a Hostile Takeover (as defined below), this option shall be automatically cancelled in exchange for a cash payment from the Corporation in an amount equal to the excess of (I) the Take-Over Price of all the Option Shares at the time subject to the cancelled option over (II) the aggregate Option Price payable for such shares. The cash payment shall be made within five (5) days following the consummation of the Hostile Take-Over.

                  C. For purposes of this Paragraph 8, the following definitions shall be in effect:

                                  A Change in  Control  shall be deemed to occur
         in the event:

                                  (i) any  person or  related  group of  persons
         (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer; or



                                       4.

                                  (ii) there is a change in the  composition  of
         the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                                  A Hostile  Take-Over  shall be deemed to occur
         in the event any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Corporation's stockholders to accept.

                                  The Take-Over  Price per share shall be deemed
         to be equal to the greater of (a) the Fair Market Value per share on the date of the option cancellation or (b) the highest reported price per share paid in effecting such Hostile Take-Over.

                  9.       Manner of Exercising Option.

                  A. In order to exercise this option for all or any part of the Option Shares, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                                  (i) Either provide the Stock  Administrator of
         the Corporation (or his/her designee) with written notice of the exercise in which there is specified the number of Option Shares for which the option is being exercised or initiate the exercise through the interactive response system established with a Corporation-designated brokerage firm.

                                  (ii) Pay the  aggregate  Option  Price for the
         purchased shares in one or more of the following alternative forms:

                                  1. full  payment in cash or check drawn to the
         Corporation's order; or


                                       5.

                                  2. full payment in shares of Common Stock held
         by the Optionee for the requisite period necessary to avoid a charge to the Corporation's reported earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                                  3.  full  payment  through  a  combination  of
         shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Corporation's reported earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check, equal to the aggregate of the Option Price; or

                                  4. payment  effected  through a  broker-dealer
         sale and remittance procedure pursuant to which the Optionee shall provide irrevocable instructions to (I) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, an amount equal to the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (II) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm.

                                  (iii) Furnish to the  Corporation  appropriate
         documentation that the person or persons exercising the option, if other than Optionee, have the right to exercise this option.

                  B. For purposes of subparagraph A above and for all other valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                                  (i) If the Common  Stock is at the time traded
         on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.



                                       6.

                                  (ii) If the Common Stock is at the time listed
         on either the New York Stock Exchange or the American Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on such exchange, as such price is officially quoted in the composite tape of transactions on that exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  C. The Exercise Date shall be the first date on which there is compliance with all the terms and conditions of subparagraphs A and B above applicable to such exercise.

                  D. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of the Optionee (or any other person or persons exercising this option) a certificate or certificates representing the Option Shares purchased and paid for in accordance herewith.

                  E. In no event may this option be exercised for any fractional share.

                  10. Stockholder Rights. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option, paid the Option Price for the purchased shares and been issued one or more certificates for the purchased shares.

                  11. No Impairment of Rights. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the Corporation's right to remove the Optionee from the Board at any time in accordance with the provisions of applicable law.

                  12. Compliance with Laws and Regulations. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which shares of the Corporation's Common Stock are at the time listed for trading.

                  13. Successors and Assigns. Except to the extent otherwise provided in Paragraph 3 or 7, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Corporation.

                                       7.

                  14. Discharge of Liability. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. However, the Corporation shall use its best efforts to obtain all such applicable approvals.

                  15. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Stock Administrator at the Corporate Offices at 1704 Automation Parkway, San Jose, California 95131. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Notice of Grant. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                  16. Construction/Governing Law. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California.



                                       8.

                               KOMAG, INCORPORATED
                        1988 EMPLOYEE STOCK PURCHASE PLAN

                                 PLAN AMENDMENT

                  The Komag, Incorporated 1988 Employee Stock Purchase Plan, as restated June 29, 1992 and amended as of June 28, 1996 (the "Purchase Plan"), is hereby amended, effective as of January 22, 1997, as follows:

                  1. Paragraph (a) of Article VI is hereby amended to read as follows:

                           (a) The Stock purchasable by Participants under the Plan shall, solely in the Board's discretion, be made available from either authorized but unissued Stock or from reacquired Stock, including shares of Stock purchased on the open market. The total number of shares of Stock which may be issued under the Plan shall not exceed 2,150,000 shares(1) (subject to adjustment under Section VI(b)).

                  2. Paragraph (c) of Article XI is hereby amended to read as follows:

                           (c) The Plan shall terminate upon the earlier of (i) December 31, 2001(2) or (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan.

                  3. Except as modified by this Plan Amendment, all the terms and provisions of the Plan (as previously restated and amended) shall continue in full force and effect.

                  IN WITNESS WHEREOF, KOMAG, INCORPORATED has caused this Plan Amendment to be executed on its behalf by its duly-authorized officer as of the 22nd day of January, 1997.

                                       KOMAG, INCORPORATED

                                       By:         WILLIAM L. POTTS, JR.
                                           -------------------------------------
                                       Title:  SENIOR VICE-PRESIDENT & C.F.O.
                                           -------------------------------------
----------

1 Includes a 750,000-share increase authorized by the Board on January 22, 1997, subject to stockholder approval at the 1997 Annual Meeting. No shares shall be issued on the basis of such increase unless such stockholder approval is obtained.

2 The three-year extension of the term of the Purchase Plan was authorized by the Board on January 22, 1997, subject to stockholder approval at the 1997 Annual Meeting.

                               KOMAG, INCORPORATED
                              MANAGEMENT BONUS PLAN

                    AS AMENDED AND RESTATED JANUARY 22, 1997


        I.        PURPOSES OF THE PLAN

                  1.01 The Komag, Incorporated ("Company") Management Bonus Plan ("Plan") is established to promote the interests of the Company by creating an incentive program to (i) attract and retain employees who will strive for excellence, and (ii) motivate those individuals to set and achieve above-average objectives by providing them with rewards for contributions to the operating profits and earning power of the Company.

       II.        ADMINISTRATION OF THE PLAN

                  2.01 The Plan was adopted by the Company's Board of Directors (the "Board") and approved at the Company's stockholders at the 1996 Annual Stockholders Meeting. The Plan shall be administered by the Compensation Committee ("Committee") of the Board. The members of the Committee shall at all times satisfy the requirements established for outside directors under Internal Revenue Code Section 162(m) and the applicable Treasury Regulations.

                  2.02 The interpretation and construction of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Committee. Decisions of the Committee shall be final and binding on all parties who have an interest in the Plan.

                  2.03 Within 90 days after the start of each of the Company's fiscal years, the Committee will determine which of the Company's subsidiaries, if any, will participate in the Plan for such fiscal year.

      III.        DETERMINATION OF PARTICIPANTS

                  3.01 An individual shall be eligible to participate in the Plan if employed by the Company or any of its participating subsidiaries for a period of not less than six (6) consecutive months at the time the bonus is earned under Article IV, is in job grade E06 or above, and remains eligible for a bonus award under the terms of Section 4.01 or 4.03. An individual who is on a leave of absence or whose employment terminates and is then re-hired in the same fiscal year shall remain eligible, but his or her bonus award shall be adjusted, as provided in Article IV below.

                  3.02              For purposes of the Plan:

                                  A.  Except as set forth in  Section  3.01,  an
individual shall be considered an employee for so long as such individual remains employed by the Company or one or more subsidiary corporations.

                                  B. Each  corporation  (other than the Company)
in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation in the unbroken chain) owns, at the time of determination, stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       IV.        BONUS AWARDS

                  4.01 No eligible employee shall earn any portion of a bonus award made hereunder for any fiscal year until the last day of that fiscal year, and then only if there has been an allocation of a portion of the bonus pool for such fiscal year to that employee in accordance with the procedures set forth in
Section 4.03. If an eligible employee receives no allocation under Section 4.03, then that employee shall not earn, and shall not otherwise be entitled to, any bonus under the Plan for that fiscal year. In no event shall any employee receive an allocation under Section 4.03 for a fiscal year if that employee ceases to be employed by either the Company or one or more of its participating subsidiary corporations for any reason, other than retirement after the age of 65, permanent disability or death, on or before the date the allocation of the bonus pool for that fiscal year is made under section 4.03. Notwithstanding the foregoing, if an employee is employed during part of the fiscal year by the Company or any other participating subsidiary in the Plan and for all or part of the remainder of that fiscal year by a subsidiary that is not covered under the Plan, then any bonus to which that employee would otherwise be entitled for such fiscal year had he/she continued in the employ of the Company or participating subsidiary shall be reduced by the proportion of such fiscal year during which the employee was employed by the non-participating subsidiary.

                  4.02 The Committee shall calculate the aggregate bonus pool to be paid under the Plan for each fiscal year. The specific percentage in effect for the fiscal year shall be determined in accordance with the Company's level of success in achieving the budgeted operating income specified for that fiscal year in the annual Financial Plan ("Budgeted Operating Income") which is approved by the Board and ratified for purposes of the Plan by the Committee not later than 90 days after the start of the fiscal year, as follows:

                                  X = The percentage of the Operating  Income of
         the Company and its subsidiaries covered by the Plan that comprises the bonus pool.

                                       2.

                                  Y = Actual  Operating  Income  for the  fiscal
         year divided by Budgeted Operating Income.

                                  If Y is 0.6667 or greater, then X = 9(Y)-4

                                  If Y is less than 0.6667, then X = 3Y

                                  No  amount  shall  be paid if Y is zero (0) or
         less.

                                  The  maximum  value for X shall be  limited to
seven percent (7%), and in no event shall X exceed eight percent (8%) of the Company's Consolidated Operating Income.

                                  For   purposes  of  this  Section  4.02  bonus
formula, the following definitions shall be in effect:

                                  "Operating   Income"   means   the   Company's
         operating income for the fiscal year attributable to the Company and the participating subsidiaries for that year.

                                  "Consolidated   Operating  Income"  means  the
         Company's   consolidated   operating   income  for  the   fiscal   year
         attributable to the Company and all its subsidiaries.

                                  In each case,  the  calculations  of Operating
Income and Consolidated Operating Income shall be in accordance with generally accepted accounting principles, adjusted to exclude the following: (i) any amounts accrued by the Company or its subsidiaries pursuant to Management Bonus Plans or Cash Profit Sharing Plans and related employer payroll taxes for such fiscal year, (ii) any Discretionary or Matching Contributions made to the Savings and Deferred Profit-Sharing Plan or to the Non-Qualified Deferred Compensation Plan for such fiscal year, (iii) all items of gain, loss or expense for such fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence, or related to the disposal of a segment of a business, all as determined in accordance with the standards established by Opinion No. 30 of the Accounting Principles Board (APB No. 30), (iv) any adjustments to earnings, gain, loss or expense attributable to a change in accounting principles or standards, (v) all items of gain, loss or expense for such fiscal year related to restructuring charges of subsidiaries whose operations are not included in Operating Income for such fiscal year, (vi) all items of gain, loss or expense for such fiscal year related to discontinued operations which do not qualify as a segment of a business as defined under APB No. 30 and (vii) any profit or loss attributable to the business operations of any entity acquired by the Company during such fiscal year. Operating Income shall not be adjusted for a minority interest holder's share of a consolidated subsidiary's operating income or loss.


                                       3.

                  4.03 The aggregate bonus pool calculated in the manner provided in Section 4.02 shall be allocated among the eligible employees in accordance with this Section 4.03.

                                  A. Each of the  Company's  executive  officers
(salary grades E11 and above) will be assigned an index which is the product of his or her base salary, measured as of the close of the fiscal year for which the bonus allocation is made, times a multiplier. The multiplier for the President and Chief Executive Officer and the Chairman of the Board will be two
(2). For each Senior Vice President (E12), the multiplier will be one-point-five (1.5), and for every other Vice President (E11) the multiplier will be one (1).

                                  B. Bonuses  will be awarded to each  executive
officer by multiplying the aggregate bonus pool for the fiscal year by a fraction the numerator of which will be the individual officer's index and the denominator of which will be the sum of the indices for all executive officers.

                                  C. The Committee may, in its sole judgment and
discretion, reduce the bonus allocation to any or all of the executive officers.

                                  D.  The  sum  of  all   amounts  not  paid  to
executive officers pursuant to Section 4.03C shall serve as a separate bonus pool for the fiscal year which may be allocated in whole or in part to other officers and exempt employees grade E06 and above. One or more executive officers of the Company may make recommendations to the Chairman and the President with respect to the non-executive-officer employees who should share in such bonus pool and the portion of such pool to be allocated to each such individual. The Chairman and the President shall review such recommendations and shall, in their discretion, submit one or more of such recommendations (with such adjustments as they deem appropriate) to the Committee for consideration. On the basis of such recommendations, the Committee shall select one or more such non-executive-officer employees to share in such bonus pool and determine the amount of such pool to be allocated to each selected individual. The determinations of the Committee shall be final.

                                  E. The bonus award made under this Plan to any
participant for any fiscal year shall not exceed $5 million.

                  4.04  Following   completion  of  the  bonus  calculation  and
allocation referenced above, the Committee shall issue a written report containing the final calculation and allocation.

        V.        PAYMENT OF BONUS AWARDS

                  5.01 The individual bonus award allocated to each employee pursuant to Section 4.03 shall be paid to such employee within thirty (30) days after completion of the annual audit of the Company's financial statements by its independent auditors.

                                       4.

       VI.        GENERAL PROVISIONS

                  6.01 The Plan shall become effective when adopted by the Board and the Company's stockholders. The Board may at any time amend, suspend or terminate the Plan, provided such action is effected by written resolution and does not adversely affect rights and interests of Plan participants to individual bonuses allocated to them prior to such amendment, suspension or termination. All material amendments to the Plan shall require stockholder approval.

                  6.02 On January 22, 1997, the Board adopted an amendment to the Plan that changed the bonus formula under Section 4.02 effective for all fiscal years following the 1996 fiscal year ended December 27, 1996 (the "1997 Amendment"). The 1997 Amendment is subject to stockholder approval at the 1997 Annual Meeting. If the stockholders do not approve the 1997 Amendment, then the bonus formula in effect under Section 4.02 immediately prior to the 1997 Amendment shall automatically be reinstated, and the bonus pool shall continue to be calculated in accordance with the reinstated formula.

                  6.03 No amounts awarded or accrued under this Plan shall actually be funded, set aside or otherwise segregated prior to payment. The obligation to pay the bonuses awarded hereunder shall at all times be an un-funded and unsecured obligation of the Company. Plan participants shall have the status of general creditors and shall look solely to the general assets of the Company for the payment of their bonus awards.

                  6.04 No Plan participant shall have the right to alienate, pledge or encumber his/her interest in this Plan, and such interest shall not (to the extent permitted by law) be subject in any way to the claims of the employee's creditors or to attachment, execution or other process of law.

                  6.05 Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Committee, nor any provision of the Plan, nor shareholder approval of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or its subsidiaries for any period of specific duration. Rather, each employee will be employed "at-will," which means that either such employee or the Company may terminate the employment relationship at any time for any reason, with or without cause.

                  6.06 This is the full and complete agreement between the eligible employees and the Company on the terms described herein.


                                       5.

                                                                      APPENDIX A


PROXY                THIS PROXY IS SOLICITED ON BEHALF OF                PROXY
                THE BOARD OF DIRECTORS OF KOMAG, INCORPORATED

The undersigned hereby appoints STEPHEN C. JOHNSON and TU CHEN, or either of them, as lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution) to represent and to vote all shares of the Company's capital stock which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders on May 14, 1997, and any adjournment or postponements thereof as follows:


                 (Continued and to be signed on the other side)

                                                       [X]  Please mark
                                                            your votes
                                                             as this

This Proxy will be voted as directed, or if no direction is indicated, will be voted FOR each of the proposals below and, at the direction of the persons named as proxies upon such other matters as may properly come before the meeting. This proxy may be revoked at any time before it is voted.

The Board of Directors recommends a vote FOR items 1, 2, 3, 4 and 5.

Item 1. ELECTION OF DIRECTORS

INSTRUCTION: IF YOU WISH TO WITHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

                                             WITHHOLD
                                   FOR*      FOR ALL

                                   [ ]         [ ]

Tu Chen, George A. Neil, Stephen C. Johnson, Max Palevsky, Craig R. Barrett, Anthony Sun, Chris A. Eyre, Masayoshi Takebayashi

I PLAN TO ATTEND THE MEETING   [ ]

Item 2. APPROVAL OF AMENDMENTS TO THE COMPANY'S RESTATED 1987 STOCK OPTION PLAN

                              FOR     AGAINST     ABSTAIN
                              [ ]       [ ]         [ ]

Item 3. APPROVAL OF AMENDMENTS TO THE COMPANY'S 1988 EMPLOYEE STOCK PURCHASE
        PLAN

                              FOR     AGAINST     ABSTAIN
                              [ ]       [ ]         [ ]

Item 4. APPROVAL OF AMENDMENTS TO THE COMPANY'S MANAGEMENT BONUS PLAN

                              FOR     AGAINST     ABSTAIN
                              [ ]       [ ]         [ ]

Item 5. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT
        AUDITORS

                              FOR     AGAINST     ABSTAIN
                              [ ]       [ ]         [ ]

Receipt is hereby acknowledged to the Notice of Anual Meeting of Shareholders and Proxy Statement dated April 4, 1997.

                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                 CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature(s) ____________________________________  Dated _________________, 1997

NOTE: (please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, or in any other representative capacity, give full title as such and sign your name as well. If stock is held jointly, each joint owner should sign.)